UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2007

BIOVEST INTERNATIONAL, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-11480	41-1412084
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

377 Plantation Street

Worcester, Massachusetts 01605

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (508) 793-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOVEST INTERNATIONAL, INC.

FORM 8-K

Item 1.01.	Entry Into a Material Definitive Agreement.

On October 30, 2007, Biovest International, Inc., a Delaware corporation (the “Company”), completed the closing of a financing transaction (the “Transaction”) with Valens Offshore SPV II, Corp., a Delaware corporation and Valens U.S. SPV I, LLC., a Delaware corporation (collectively “Valens”), pursuant to which Valens purchased from the Company two secured promissory notes in the aggregate principal amount of $500,000 (the “Notes”) and entered into two royalty agreements (the “Royalty Agreements”) whereby Valens has been granted royalty interests in the worldwide net sales and license revenues from the Company’s BiovaxID™ anti-cancer vaccine.

The Notes were purchased pursuant to Note Purchase Agreements between the Company and Valens (the “Purchase Agreement”). The following describes certain material terms of the Transaction:

•	The Notes are non-amortizing and payable in a single payment of principal plus accrued interest at maturity.

•	The Notes will become due and payable on March 31, 2009. The Notes can be prepaid by the Company at any time without penalty.

•

The outstanding principal amount of the Notes will bear interest at a rate equal to prime rate plus 2% per annum. In addition to the interest on the Notes, the Company paid Valens a closing payment in the amount of $17,500 upon the closing of the Transaction. The obligations pursuant to the Notes are secured by a lien against all assets of the Company.

•

The Royalty Agreements provide that Valens shall receive an aggregate royalty equal to two percent (2%) of the Company’s direct worldwide net sales of biologic products and of license revenues from commercial sales of the Company’s biologic products, including without limitation the Company’s BiovaxID™ anti-cancer vaccine.

Additionally, on October 31, 2007 the Company issued to Pulaski Bank & Trust Company, St. Louis (“Pulaski”) a Warrant to purchase 45,218 shares of the Company’s Common Stock at a purchase price of $1.10 per share, exercisable immediately with a five-year term. This Warrant was issued in connection with the Company’s confirmation of the extension of the maturity date of the Promissory Note to Pulaski dated April 22, 2007 in the principal amount of $750,000 through October 21, 2007. The Company did not make payment on the maturity date; however, no demand for payment has been made in connection with this Promissory Note.

On November 2, 2007, Biovest entered into a Forbearance Agreement (the “Forbearance”) with Laurus Master Fund, Ltd. (“Laurus”), formalizing the understandings previously reached by Laurus and Biovest with respect to Biovest’s Promissory Note to Laurus dated March 31, 2006 (the “Note”) with current outstanding principal balance of $7,195,613. The Forbearance confirms that no Event of Default currently exists under the Note, and defers all payments of principal and interest due for the period of

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March, 2007 through December 31, 2007 until the earlier of a closing of a financing with defined level of proceeds or at the Maturity Date of the Note. In consideration for the Forbearance Biovest has agreed to pay to Laurus the additional sum of approximately $1.7 million payable at the Maturity Date of the Note.

Each of the notes and securities described above were issued by the Company as described above in transactions that were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and by virtue of Rule 506 of Regulation D under the Securities Act. Such sale and issuance did not involve any public offering, was made without general solicitation or advertising, and all parties to the transactions are accredited investors with access to all relevant information necessary to evaluate the investment and represented to us that the Notes and Common Stock were being acquired for investment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

BIOVEST INTERNATIONAL, INC.

By:	/s/ James A. McNulty
James A. McNulty, CPA
Chief Financial Officer

Date: November 2, 2007

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Note Purchase Agreement dated October 30, 2007, between Biovest International, Inc. (“Biovest”) and Valens Offshore SPV II, Corp.

10.2	Note Purchase Agreement dated October 30, 2007, between Biovest and Valens U.S. SPV I, LLC.

10.3	Royalty Agreement dated October 29, 2007, between Biovest and Valens Offshore SPV II, Corp.

10.4	Royalty Agreement dated October 29, 2007, between Biovest and Valens U.S. SPV I, LLC.

10.5	Secured Promissory Note dated October 30, 2007 between Biovest and Valens Offshore SPV II, Corp.

10.6	Secured Promissory Note dated October 30, 2007 between Biovest and Valens U.S. SPV I, LLC.

10.7	Master Security Agreement dated October 30, 2007 between Biovest and Valens U.S. SPV I, LLC. and Valens Offshore SPV II, Corp.

10.8	Amendment dated as of October 31, 2007 between Biovest and Laurus Master Fund, Ltd.

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Exhibit 10.1

NOTE PURCHASE AGREEMENT

VALENS U.S. SPV I, LLC

and

BIOVEST INTERNATIONAL, INC.

Dated: October 30, 2007

i

	5.6	The Purchaser Can Protect Its Interest	15
	5.7	Accredited Investor	15

6.	Covenants of the Company		15
	6.1	Listing	15
	6.2	Market Regulations	15
	6.3	Reporting Requirements	15
	6.4	Use of Funds	17
	6.5	Access to Facilities	17
	6.6	Taxes	17
	6.7	Insurance	17
	6.8	Intellectual Property	18
	6.9	Properties	19
	6.10	Confidentiality	19
	6.11	Required Approvals	19
	6.12	Opinion	21
	6.13	Margin Stock	21

7.	Covenants of the Purchaser		21
	7.1	Confidentiality	21
	7.2	Non-Public Information	22
	7.3	Limitation on Acquisition of Common Stock of the Company	22

8.	Covenants of the Company and the Purchaser Regarding Indemnification		22
	8.1	Company Indemnification	22
	8.2	Purchaser’s Indemnification	22

9.	Intentionally Omitted		23
	9.1	Intentionally Omitted	23

10.	Intentionally Omitted		23

11.	Miscellaneous		23
	11.1	Governing Law, Jurisdiction and Waiver of Jury Trial	23
	11.2	Severability	24
	11.3	Survival	24
	11.4	Successors	24
	11.5	Entire Agreement; Maximum Interest	25
	11.6	Amendment and Waiver	25
	11.7	Delays or Omissions	25
	11.8	Notices	25
	11.9	Attorneys’ Fees	26
	11.10	Titles and Subtitles	26
	11.11	Facsimile Signatures; Counterparts	27
	11.12	Broker’s Fees	27
	11.13	Construction	27

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LIST OF EXHIBITS

Form of Secured Promissory Note	Exhibit A
Form of Escrow Agreement	Exhibit B

LIST OF SCHEDULES

Subsidiary	Schedule 4.2
Capital Stock of Company and Subsidiary	Schedule 4.3
Agreements	Schedule 4.6
Obligations to Related Parties	Schedule 4.7
Title; liens	Schedule 4.9
Litigation	Schedule 4.12
Tax Returns and Payments	Schedule 4.13
Employees	Schedule 4.14
Registration Rights; Voting Rights	Schedule 4.15
Environmental and Safety Laws	Schedule 4.17
SEC Reports	Schedule 4.21
Indebtedness	Schedule 6.11(I)(e)
Broker’s Fees	Schedule 11.12

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NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of October 30, 2007, by and between BIOVEST INTERNATIONAL, INC., a Delaware corporation (the “Company”), and VALENS U.S. SPV I, LLC, a Delaware corporation (the “Purchaser”).

RECITALS

WHEREAS, the Company has authorized the sale to the Purchaser of a Secured Promissory Note in the aggregate principal amount of Two Hundred Forty-Five Thousand and 00/100 Dollars ($245,000) in the form of Exhibit A hereto (as amended, modified and/or supplemented from time to time, the “Note”);

WHEREAS, the Purchaser desires to purchase the Note on the terms and conditions set forth herein; and

WHEREAS, the Company desires to issue and sell the Note to the Purchaser on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Agreement to Sell and Purchase. Pursuant to the terms and conditions set forth in this Agreement, on the Closing Date (as defined in Section 3), the Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company, the Note. The sale of the Note on the Closing Date shall be known as the “Offering.” The Note will mature on the Maturity Date (as defined in the Note). The Note is sometimes referred to herein as the “Securities.”

2. Fees. On the Closing Date, the Company shall pay (i) to Valens Capital Management, LLC, the investment manager of the Purchaser (“VCM”), a non-refundable payment in an amount equal to $3675.00, plus reasonable expenses (including legal fees and expenses) incurred in connection with the entering into of this Agreement and the Related Agreements and expenses incurred in connection with each of VCM and/or Purchaser’s due diligence review of the Company and all other related matters; (ii) to the Purchaser, a non-refundable payment in an amount equal to $2,450.00; and (iii) to the Purchaser, an advance prepayment discount deposit equal to $2,450.00. Each of the foregoing payments in clauses (i) and (ii) above shall be deemed fully earned on the Closing Date and shall not be subject to rebate or proration for any reason. The payments set forth in clause (i) (net of any deposits previously paid by the Company) and clause (ii) and (iii) above, shall be paid at closing out of funds held pursuant to the Escrow Agreement (as defined below) and a disbursement letter (the “Disbursement Letter”).

3. Closing, Delivery and Payment.

3.1 Closing. Subject to the terms and conditions herein, the closing of the transactions contemplated hereby (the “Closing”), shall take place on the date hereof, at such time or place as the Company and the Purchaser may mutually agree (such date is hereinafter referred to as the “Closing Date”).

3.2 Delivery. Pursuant to the Escrow Agreement, at the Closing on the Closing Date, the Company will deliver to the Purchaser, among other things, the Note and the Purchaser will deliver to the Company, among other things, the amounts set forth in the Disbursement Letter by certified funds or wire transfer and disbursed in accordance with the terms set forth in the Note. The Company hereby acknowledges and agrees that Purchaser’s obligation to purchase the Note from the Company on the Closing Date shall be contingent upon the satisfaction (or waiver by the Purchaser in its sole discretion) of the items and matters set forth in the closing checklist provided by the Purchaser to the Company on or prior to the Closing Date.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows

4.1 Organization, Good Standing and Qualification. Each of the Company and each of its Subsidiaries is a corporation, partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and each of its Subsidiaries has the corporate, limited liability company or partnership, as the case may be, power and authority to own and operate its properties and assets and, insofar as it is or shall be a party thereto, to (1) execute and deliver (i) this Agreement, (ii) the Note, (iii) the Master Security Agreement dated as of the date hereof between the Company and its Subsidiaries and LV Administrative Services, Inc., as agent (the “Agent”) for the Purchaser (as amended, modified and/or supplemented from time to time, the “Master Security Agreement” and together with each other security agreement, mortgage, pledge and other similar agreements which are executed by the Company or any of its Subsidiaries in favor of the Agent and/or the Purchaser, collectively, the “Security Documents”), (iv) the Royalty Agreement dated as of the date hereof between the Company and the Purchaser (as amended, modified and/or supplemented from time to time, the “Royalty Agreement”), (v) the Funds Escrow Agreement dated as of the date hereof among the Company, the Purchaser and the escrow agent referred to therein, substantially in the form of Exhibit B hereto (as amended, modified and/or supplemented from time to time, the “Escrow Agreement”), and (vi) all other documents, instruments and agreements entered into in connection with the transactions contemplated hereby and thereby (the preceding clauses (ii) through (vi), collectively, the “Related Agreements”); (2) issue and sell the Note; and (3) carry out the provisions of this Agreement and the Related Agreements and to carry on its business as presently conducted. Each of the Company and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation, partnership or limited liability company, as the case may be, in all jurisdictions in which the nature or location of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so has not, or could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company and its Subsidiaries, taken individually and as a whole (a “Material Adverse Effect”).

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4.2 Subsidiaries. Each direct and indirect Subsidiary of the Company, the direct owner of such Subsidiary and its percentage ownership thereof, is set forth on Schedule 4.2. For the purpose of this Agreement, (x) a “Subsidiary” of any person or entity means (i) a corporation or other entity whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other persons or entities performing similar functions for such person or entity, are owned, directly or indirectly, by such person or entity or (ii) a corporation or other entity in which such person or entity owns, directly or indirectly, more than 50% of the equity interests at such time and (y) a “Credit Party” means, the Company and each direct or indirect Subsidiary of the Company to the extent party to any Security Document required by the Purchaser to grant to the Purchaser a first priority perfected security interest in substantially all of such Subsidiary’s assets to secure the Obligations (as defined in each Security Document).

4.3 Capitalization; Voting Rights.

(a) The authorized capital stock of the Company, as of the date hereof consists of 350,000,000 shares, of which 300,000,000 are shares of Common Stock, par value $0.01 per share, 80,390,663 shares of which are issued and outstanding, and 50,000,000 are shares of preferred stock, par value $0.01 per share of which no shares of preferred stock are issued and outstanding. The authorized, issued and outstanding capital stock of each Subsidiary of the Company is set forth on Schedule 4.3.

(b) Except as disclosed on Schedule 4.3, other than: (i) the shares reserved for issuance under the Company’s stock option plans; and (ii) shares which may be granted pursuant to this Agreement and the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Except as disclosed on Schedule 4.3, neither the offer, issuance or sale of the Note, nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of the Company outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

(c) All issued and outstanding shares of the Company’s Common Stock: (i) have been duly authorized and validly issued and are fully paid and nonassessable; and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

(d) The rights, preferences, privileges and restrictions of the shares of the Common Stock are as stated in the Company’s Certificate of Incorporation (the “Charter”). When issued in compliance with the provisions of this Agreement and the Company’s Charter, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

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4.4 Authorization; Binding Obligations. All corporate, partnership or limited liability company, as the case may be, action on the part of the Company and each of its Subsidiaries (including their respective officers and directors) necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company and its Subsidiaries hereunder and under the other Related Agreements at the Closing and, the authorization, sale, issuance and delivery of the Note has been taken or will be taken prior to the Closing. This Agreement and the Related Agreements, when executed and delivered and to the extent it is a party thereto, will be valid and binding obligations of each of the Company and each of its Subsidiaries, enforceable against each such person or entity in accordance with their terms, except:

(a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights; and

(b) general principles of equity that restrict the availability of equitable or legal remedies.

The sale of the Note is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

4.5 Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities, except current liabilities incurred in the ordinary course of business and liabilities disclosed in any of the Company’s filings under the Securities Exchange Act of 1934 (“Exchange Act”) made prior to the date of this Agreement (collectively, the “Exchange Act Filings”), copies of which have been provided to the Purchaser.

4.6 Agreements; Action. Except (i) as set forth on Schedule 4.6, or (ii) as disclosed in any Exchange Act Filings:

(a) there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company or any of its Subsidiaries is a party or by which it is bound which may involve: (i) obligations (contingent or otherwise) of, or payments to, the Company or any of its Subsidiaries in excess of $50,000 (other than obligations of, or payments to, the Company or any of its Subsidiaries arising from purchase or sale agreements entered into in the ordinary course of business); or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company or any of its Subsidiaries (other than licenses arising from the purchase of “off the shelf” or other standard products); or (iii) provisions restricting the development, manufacture or distribution of the Company’s or any of its Subsidiaries products or services; or (iv) indemnification by the Company or any of its Subsidiaries with respect to infringements of proprietary rights.

(b) Since June 30, 2007 (the “Balance Sheet Date”), neither the Company nor any of its Subsidiaries has, except in the ordinary course of business: (i) declared or paid

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any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (ii) incurred any indebtedness for money borrowed or any other liabilities (other than ordinary course obligations) individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $100,000 in the aggregate; (iii) made any loans or advances to any person or entity not in excess, individually or in the aggregate, of $100,000, other than ordinary course advances for travel expenses; or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

(c) For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company or any Subsidiary of the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

(d) The Company maintains disclosure controls and procedures (“Disclosure Controls”) designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized, and reported, within the time periods specified in the rules and forms of the Securities and Exchange Commission (“SEC”).

(e) The Company makes and keep books, records, and accounts, that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the Company’s assets. The Company maintains internal control over financial reporting (“Financial Reporting Controls”) designed by, or under the supervision of, the Company’s principal executive and principal financial officers, and effected by the Company’s board of directors, management, and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles (“GAAP”) as implemented by the SEC for reporting companies, including that:

(i) transactions are executed in accordance with management’s general or specific authorization;

(ii) unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements are prevented or timely detected;

(iii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that the Company’s receipts and expenditures are being made only in accordance with authorizations of the Company’s management and board of directors;

(iv) transactions are recorded as necessary to maintain accountability for assets; and

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(v) the recorded accountability for assets is compared with the existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

(f) There is no weakness in any of the Company’s Disclosure Controls or Financial Reporting Controls that is required to be disclosed in any of the Exchange Act Filings, except as so disclosed.

4.7 Obligations to Related Parties. Except as set forth on Schedule 4.7, there are no obligations of the Company or any of its Subsidiaries to officers, directors, stockholders or employees of the Company or any of its Subsidiaries other than:

(a) for payment of salary for services rendered and for bonus payments;

(b) reimbursement for reasonable expenses incurred on behalf of the Company and its Subsidiaries;

(c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company and each Subsidiary of the Company, as applicable); and

(d) obligations listed in the Company’s and each of its Subsidiary’s financial statements or disclosed in any of the Company’s Exchange Act Filings.

Except as described above or set forth on Schedule 4.7, none of the officers, directors or, to the best of the Company’s knowledge, key employees or stockholders of the Company or any of its Subsidiaries or any members of their immediate families, are indebted to the Company or any of its Subsidiaries, individually or in the aggregate, in excess of $50,000 or have any direct or indirect ownership interest in any firm or corporation with which the Company or any of its Subsidiaries is affiliated or with which the Company or any of its Subsidiaries has a business relationship, or any firm or corporation which competes with the Company or any of its Subsidiaries, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with the Company or any of its Subsidiaries. Except as described above, no officer, director or stockholder of the Company or any of its Subsidiaries, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company or any of its Subsidiaries and no agreements, understandings or proposed transactions are contemplated between the Company or any of its Subsidiaries and any such person. Except as set forth on Schedule 4.7, neither the Company nor any of its Subsidiaries is a guarantor or indemnitor of any indebtedness of any other person or entity.

4.8 Changes. Since the Balance Sheet Date, except as disclosed in any Exchange Act Filing or in any Schedule to this Agreement or to any of the Related Agreements, there has not been:

(a) except for additional loan disbursements by Accentia Biopharmaceuticals, Inc., a Florida corporation (the “Parent”) to the Company under those certain demand

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notes issued by the Company to the Parent (the “Parent Disbursements”), any change in the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company or any of its Subsidiaries, which individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b) any resignation or termination of any officer, key employee or group of employees of the Company or any of its Subsidiaries;

(c) except for the Parent Disbursements, any material change, except in the ordinary course of business, in the contingent obligations of the Company or any of its Subsidiaries by way of guaranty, endorsement, indemnity, warranty or otherwise;

(d) any damage, destruction or loss, whether or not covered by insurance, which has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(e) any waiver by the Company or any of its Subsidiaries of a valuable right or of a material debt owed to it;

(f) any direct or indirect loans made by the Company or any of its Subsidiaries to any stockholder, employee, officer or director of the Company or any of its Subsidiaries, other than advances made in the ordinary course of business;

(g) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder of the Company or any of its Subsidiaries;

(h) any declaration or payment of any dividend or other distribution of the assets of the Company or any of its Subsidiaries;

(i) any labor organization activity related to the Company or any of its Subsidiaries;

(j) any debt, obligation or liability incurred, assumed or guaranteed by the Company or any of its Subsidiaries, except for (i) the Parent Disbursements, and (ii) those immaterial amounts and for current liabilities incurred in the ordinary course of business;

(k) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets owned by the Company or any of its Subsidiaries;

(l) any change in any material agreement to which the Company or any of its Subsidiaries is a party or by which either the Company or any of its Subsidiaries is bound which either individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

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(m) any other event or condition of any character that, either individually or in the aggregate, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or

(n) any arrangement or commitment by the Company or any of its Subsidiaries to do any of the acts described in subsection (a) through (m) above.

4.9 Title to Properties and Assets; Liens, Etc. Except as set forth on Schedule 4.9, each of the Company and each of its Subsidiaries has good and marketable title to its properties and assets, and good title to its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than:

(a) those resulting from taxes which have not yet become delinquent;

(b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company or any of its Subsidiaries, so long as in each such case, such liens and encumbrances have no effect on the lien priority of the Purchaser in such property; and

(c) those that have otherwise arisen in the ordinary course of business, so long as they have no effect on the lien priority of the Purchaser therein.

All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company and its Subsidiaries are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. Except as set forth on Schedule 4.9, the Company and its Subsidiaries are in compliance with all material terms of each lease to which it is a party or is otherwise bound.

4.10 Intellectual Property.

(a) Each of the Company and each of its Subsidiaries owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and, to the Company’s knowledge, as presently proposed to be conducted (the “Intellectual Property”), without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company or any of its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products.

(b) Neither the Company nor any of its Subsidiaries has received any communications alleging that the Company or any of its Subsidiaries has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company or any of its Subsidiaries aware of any basis therefor.

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(c) The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company or any of its Subsidiaries, except for inventions, trade secrets or proprietary information that have been rightfully assigned to the Company or any of its Subsidiaries.

4.11 Compliance with Other Instruments. Neither the Company nor any of its Subsidiaries is in violation or default of (x) any term of its Charter or Bylaws, or (y) any provision of any indebtedness, mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound or of any judgment, decree, order or writ, which violation or default, in the case of this clause (y), has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The execution, delivery and performance of and compliance with this Agreement and the Related Agreements to which it is a party, and the issuance and sale of the Note by the Company and the other Securities, if any, by the Company each pursuant hereto and thereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or any of its Subsidiaries or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

4.12 Litigation. Except as set forth on Schedule 4.12 hereto, there is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company or any of its Subsidiaries that prevents the Company or any of its Subsidiaries from entering into this Agreement or the other Related Agreements, or from consummating the transactions contemplated hereby or thereby, or which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or any change in the current equity ownership of the Company or any of its Subsidiaries, nor is the Company aware that there is any basis to assert any of the foregoing. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its Subsidiaries currently pending or which the Company or any of its Subsidiaries intends to initiate.

4.13 Tax Returns and Payments. Each of the Company and each of its Subsidiaries has timely filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes due and payable by the Company or any of its Subsidiaries on or before the Closing, have been paid or will be paid prior to the time they become delinquent. Except as set forth on Schedule 4.13, neither the Company nor any of its Subsidiaries has been advised:

(a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof; or

(b) of any adjustment, deficiency, assessment or court decision in respect of its federal, state or other taxes.

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The Company has no knowledge of any liability for any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

4.14 Employees. Except as set forth on Schedule 4.14, neither the Company nor any of its Subsidiaries has any collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company’s knowledge, threatened with respect to the Company or any of its Subsidiaries. Except as disclosed in the Exchange Act Filings or on Schedule 4.14, neither the Company nor any of its Subsidiaries is a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the Company’s knowledge, no employee of the Company or any of its Subsidiaries, nor any consultant with whom the Company or any of its Subsidiaries has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company or any of its Subsidiaries because of the nature of the business to be conducted by the Company or any of its Subsidiaries; and to the Company’s knowledge the continued employment by the Company and its Subsidiaries of their present employees, and the performance of the Company’s and its Subsidiaries’ contracts with its independent contractors, will not result in any such violation. Neither the Company nor any of its Subsidiaries is aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency that would interfere with their duties to the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has received any notice alleging that any such violation has occurred. Except for employees who have a current effective employment agreement with the Company or any of its Subsidiaries, no employee of the Company or any of its Subsidiaries has been granted the right to continued employment by the Company or any of its Subsidiaries or to any material compensation following termination of employment with the Company or any of its Subsidiaries. Except as set forth on Schedule 4.14, the Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company or any of its Subsidiaries, nor does the Company or any of its Subsidiaries have a present intention to terminate the employment of any officer, key employee or group of employees.

4.15 Registration Rights and Voting Rights. Except as set forth on Schedule 4.15 and except as disclosed in Exchange Act Filings, neither the Company nor any of its Subsidiaries is presently under any obligation, and neither the Company nor any of its Subsidiaries has granted any rights, to register any of the Company’s or its Subsidiaries’ presently outstanding securities or any of its securities that may hereafter be issued. Except as set forth on Schedule 4.15 and except as disclosed in Exchange Act Filings, to the Company’s knowledge, no stockholder of the Company or any of its Subsidiaries has entered into any agreement with respect to the voting of equity securities of the Company or any of its Subsidiaries.

4.16 Compliance with Laws; Permits. Neither the Company nor any of its Subsidiaries is in violation of any provision of the Sarbanes-Oxley Act of 2002 or any SEC related regulation or rule or any rule of the Principal Market (as hereafter defined) promulgated thereunder or any other applicable statute, rule, regulation, order or restriction of any domestic or

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foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or any other Related Agreement and the issuance of any of the Securities, except such as have been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. Each of the Company and its Subsidiaries has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.17 Environmental and Safety Laws. Neither the Company nor any of its Subsidiaries is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. Except as set forth on Schedule 4.17, no Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or any of its Subsidiaries or, to the Company’s knowledge, by any other person or entity on any property owned, leased or used by the Company or any of its Subsidiaries. For the purposes of the preceding sentence, “Hazardous Materials” shall mean:

(a) materials which are listed or otherwise defined as “hazardous” or “toxic” under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials; or

(b) any petroleum products or nuclear materials.

4.18 Valid Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in this Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

4.19 Full Disclosure. Each of the Company and each of its Subsidiaries has provided the Purchaser with all publicly available information requested by the Purchaser in connection with its decision to purchase the Note, including all information the Company and its Subsidiaries believe is reasonably necessary to make such investment decision. Neither this Agreement, the Related Agreements, the exhibits and schedules hereto and thereto nor any other document delivered by the Company or any of its Subsidiaries to Purchaser or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading. Any financial projections and other estimates provided to

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the Purchaser by the Company or any of its Subsidiaries were based on the Company’s and its Subsidiaries’ experience in the industry and on assumptions of fact and opinion as to future events which the Company or any of its Subsidiaries, at the date of the issuance of such projections or estimates, believed to be reasonable.

4.20 Insurance. Each of the Company and each of its Subsidiaries has general commercial, product liability, fire and casualty insurance policies with coverages which the Company believes are customary for companies similarly situated to the Company and its Subsidiaries in the same or similar business.

4.21 SEC Reports. Except as set forth on Schedule 4.21, the Company has filed all proxy statements, reports and other documents required to be filed by it under the Securities Exchange Act 1934, as amended (the “Exchange Act”). The Company has furnished the Purchaser copies of: (i) its Annual Reports on Form 10-KSB for its fiscal year ended September 30, 2006; and (ii) its Quarterly Reports on Form 10-QSB for its fiscal quarters ended December 31, 2006, March 31, 2007 and June 30, 2007, and the Form 8-K filings which it has made during the fiscal year 2007 to date (collectively, the “SEC Reports”). Except as set forth on Schedule 4.21, each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.22 Listing. The Company’s Common Stock is listed or quoted, as applicable, on a Principal Market (as hereafter defined) and satisfies and at all times hereafter will satisfy, all requirements for the continuation of such listing or quotation, as applicable. The Company has not received any notice that its Common Stock will be delisted from, or no longer quoted on, as applicable, the Principal Market or that its Common Stock does not meet all requirements for such listing or quotation, as applicable. For purposes hereof, the term “Principal Market” means the NASD Over The Counter Bulletin Board, NASDAQ Capital Market, NASDAQ National Markets System, American Stock Exchange or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock).

4.23 No Integrated Offering. Neither the Company, nor any of its Subsidiaries or affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement or any of the Related Agreements to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or Subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

4.24 Stop Transfer. The Securities are restricted securities as of the date of this Agreement. Neither the Company nor any of its Subsidiaries will issue any stop transfer order or other order impeding the sale and delivery of any of the Securities at such time as the Securities are registered for public sale or an exemption from registration is available, except as required by state and federal securities laws.

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4.25 Patriot Act. The Company certifies that, to the best of Company’s knowledge, neither the Company nor any of its Subsidiaries has been designated, nor is or shall be owned or controlled, by a “suspected terrorist” as defined in Executive Order 13224. The Company hereby acknowledges that the Purchaser seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the Company hereby represents, warrants and covenants that: (i) none of the cash or property that the Company or any of its Subsidiaries will pay or will contribute to the Purchaser has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by the Company or any of its Subsidiaries to the Purchaser, to the extent that they are within the Company’s and/or its Subsidiaries’ control shall cause the Purchaser to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. The Company shall promptly notify the Purchaser if any of these representations, warranties or covenants ceases to be true and accurate regarding the Company or any of its Subsidiaries. The Company shall provide the Purchaser all additional information regarding the Company or any of its Subsidiaries that the Purchaser deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The Company understands and agrees that if at any time it is discovered that any of the foregoing representations, warranties or covenants are incorrect, or if otherwise required by applicable law or regulation related to money laundering or similar activities, the Purchaser may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of the Purchaser’s investment in the Company. The Company further understands that the Purchaser may release confidential information about the Company and its Subsidiaries and, if applicable, any underlying beneficial owners, to proper authorities if the Purchaser, in its sole discretion, determines that it is in the best interests of the Purchaser in light of relevant rules and regulations under the laws set forth in subsection (ii) above.

4.26 ERISA. Based upon the Employee Retirement Income Security Act of 1974 (“ERISA”), and the regulations and published interpretations thereunder: (i) neither the Company nor any of its Subsidiaries has engaged in any Prohibited Transactions (as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”)); (ii) each of the Company and each of its Subsidiaries has met all applicable minimum funding requirements under Section 302 of ERISA in respect of its plans; (iii) neither the Company nor any of its Subsidiaries has any knowledge of any event or occurrence which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Title IV of ERISA to terminate any employee benefit plan(s); (iv) neither the Company nor any of its Subsidiaries has any fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than the Company’s or such Subsidiary’s employees; and (v) neither the Company nor any of its Subsidiaries has withdrawn, completely or partially, from any multi-employer pension plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980.

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5. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

5.1 Incorporation; No Shorting. The Purchaser is a company validly existing and in good standing under the laws of the State of Delaware. The Purchaser or any of its affiliates and investment partners has not, will not and will not cause any person or entity, to directly engage in “short sales” of the Company’s Common Stock as long as the Note shall be outstanding.

5.2 Requisite Power and Authority. The Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All corporate action on the Purchaser’s part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of the Purchaser, enforceable in accordance with their terms, except:

(a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights; and

(b) as limited by general principles of equity that restrict the availability of equitable and legal remedies.

5.3 Investment Representations. The Purchaser understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Purchaser’s representations contained in this Agreement, including, without limitation, that the Purchaser is an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Purchaser confirms that it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Note to be purchased by it under this Agreement. The Purchaser further confirms that it has had an opportunity to ask questions and receive answers from the Company regarding the Company’s and its Subsidiaries’ business, management and financial affairs and the terms and conditions of the Offering, the Note and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

5.4 The Purchaser Bears Economic Risk. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser must bear the economic risk of this investment until the Securities are sold pursuant to: (i) an effective registration statement under the Securities Act; or (ii) an exemption from registration is available with respect to such sale.

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5.5 Acquisition for Own Account. The Purchaser is acquiring the Note for the Purchaser’s own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

5.6 The Purchaser Can Protect Its Interest. The Purchaser represents that by reason of its, or of its management’s, business and financial experience, the Purchaser has the capacity to evaluate the merits and risks of its investment in the Note and to protect its own interests in connection with the transactions contemplated in this Agreement and the Related Agreements. Further, the Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the Related Agreements.

5.7 Accredited Investor. The Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

6. Covenants of the Company. The Company covenants and agrees with the Purchaser as follows:

6.1 Listing. The Company shall maintain the listing or quotation, as applicable, of its Common Stock on the Principal Market, and shall comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers (“NASD”) and such exchanges, as applicable.

6.2 Market Regulations. The Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchaser and promptly provide copies thereof to the Purchaser.

6.3 Reporting Requirements. The Company will deliver, or cause to be delivered, to the Purchaser each of the following, which shall be in form and detail acceptable to the Purchaser:

(a) As soon as available, and in any event within ninety (90) days after the end of each fiscal year of the Company, each of the Company’s and each of its Subsidiaries’ audited financial statements with a report of independent certified public accountants of recognized standing selected by the Company (the “Accountants”), which annual financial statements shall be without qualification and shall include each of the Company’s and each of its Subsidiaries’ balance sheet as at the end of such fiscal year and the related statements of each of the Company’s and each of its Subsidiaries’ income, retained earnings and cash flows for the fiscal year then ended, prepared on a consolidating and consolidated basis to include the Company, each Subsidiary of the Company and each of their respective affiliates, all in reasonable detail and prepared in accordance with GAAP, together with (i) if and when available, copies of any management letters prepared by the Accountants; and (ii) a certificate of the Company’s President, Chief Executive Officer or Chief Financial Officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Event of Default (as defined in the Note) and, if so, stating in reasonable detail the facts with respect thereto;

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(b) As soon as available and in any event within forty five (45) days after the end of each fiscal quarter of the Company, an unaudited/internal balance sheet and statements of income, retained earnings and cash flows of the Company and each of its Subsidiaries as at the end of and for such quarter and for the year to date period then ended, prepared on a consolidating and consolidated basis to include all the Company, each Subsidiary of the Company and each of their respective affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end adjustments and accompanied by a certificate of the Company’s President, Chief Executive Officer or Chief Financial Officer, stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and (ii) whether or not such officer has knowledge of the occurrence of any Event of Default (as defined in the Note) not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto;

(c) As soon as available and in any event within fifteen (15) days after the end of each calendar month, an unaudited/internal balance sheet and statements of income, retained earnings and cash flows of each of the Company and its Subsidiaries as at the end of and for such month and for the year to date period then ended, prepared on a consolidating and consolidated basis to include the Company, each Subsidiary of the Company and each of their respective affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end adjustments and accompanied by a certificate of the Company’s President, Chief Executive Officer or Chief Financial Officer, stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and (ii) whether or not such officer has knowledge of the occurrence of any Event of Default (as defined in the Note) not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto;

(d) The Company shall timely file with the SEC all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination. Promptly after (i) the filing thereof, copies of the Company’s most recent registration statements and annual, quarterly, monthly or other regular reports which the Company files with the Securities and Exchange Commission (the “SEC”), and (ii) the issuance thereof, copies of such financial statements, reports and proxy statements as the Company shall send to its stockholders; and

(e) The Company shall deliver, or cause the applicable Subsidiary of the Company to deliver, such other information as the Purchaser shall reasonably request.

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6.4 Use of Funds. The Company shall use the proceeds of the sale of the Note for general working capital purposes only.

6.5 Access to Facilities. Each of the Company and each of its Subsidiaries will permit any representatives designated by the Purchaser (or any successor of the Purchaser), upon reasonable notice and during normal business hours, at such person’s expense and accompanied by a representative of the Company or any Subsidiary (provided that no such prior notice shall be required to be given and no such representative of the Company or any Subsidiary shall be required to accompany the Purchaser in the event the Purchaser believes such access is necessary to preserve or protect the Collateral (as defined in each Security Document) or following the occurrence and during the continuance of an Event of Default (as defined in the Note)), to:

(a) visit and inspect any of the properties of the Company or any of its Subsidiaries;

(b) examine the corporate and financial records of the Company or any of its Subsidiaries (unless such examination is not permitted by federal, state or local law or by contract) and make copies thereof or extracts therefrom; and

(c) discuss the affairs, finances and accounts of the Company or any of its Subsidiaries with the directors, officers and independent accountants of the Company or any of its Subsidiaries.

Notwithstanding the foregoing, neither the Company nor any of its Subsidiaries will provide any material, non-public information to the Purchaser unless the Purchaser signs a confidentiality agreement and otherwise complies with Regulation FD, under the federal securities laws.

6.6 Taxes. Each of the Company and each of its Subsidiaries will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company and its Subsidiaries; provided, however, that any such tax, assessment, charge or levy need not be paid currently if (i) the validity thereof shall currently and diligently be contested in good faith by appropriate proceedings, (ii) such tax, assessment, charge or levy shall have no effect on the lien priority of the Purchaser in any property of the Company or any of its Subsidiaries and (iii) if the Company and/or such Subsidiary shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP; and provided, further, that the Company and its Subsidiaries will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

6.7 Insurance. Each of the Company and its Subsidiaries will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar business similarly situated as the Company and its Subsidiaries; and the Company and its Subsidiaries will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner which the

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Company reasonably believes is customary for companies in similar business similarly situated as the Company and its Subsidiaries and to the extent available on commercially reasonable terms. The Company, and each of its Subsidiaries, will jointly and severally bear the full risk of loss from any loss of any nature whatsoever with respect to the assets pledged to the Purchaser as security for their respective obligations hereunder and under the Related Agreements. At the Company’s and each of its Subsidiaries’ joint and several cost and expense in amounts and with carriers reasonably acceptable to the Purchaser, each of the Company and each of its Subsidiaries shall (i) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to the Company’s or the respective Subsidiary’s including business interruption insurance; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to the Company’s or the respective Subsidiary’s insuring against larceny, embezzlement or other criminal misappropriation of insured’s officers and employees who may either singly or jointly with others at any time have access to the assets or funds of the Company or any of its Subsidiaries either directly or through governmental authority to draw upon such funds or to direct generally the disposition of such assets; (iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iv) maintain all such worker’s compensation or similar insurance as may be required under the laws of any state or jurisdiction in which the Company or the respective Subsidiary is engaged in business; and (v) furnish the Purchaser with (x) copies of all policies and evidence of the maintenance of such policies at least thirty (30) days before any expiration date, (y) excepting the Company’s workers’ compensation policy, endorsements to such policies naming the Purchaser as “co-insured” or “additional insured” and appropriate loss payable endorsements in form and substance satisfactory to the Purchaser, naming the Purchaser as loss payee, and (z) evidence that as to the Purchaser the insurance coverage shall not be impaired or invalidated by any act or neglect of the Company or any Subsidiary and the insurer will provide the Purchaser with at least thirty (30) days notice prior to cancellation. The Company and each Subsidiary shall instruct the insurance carriers that in the event of any loss thereunder, the carriers shall make payment for such loss to the Company and/or the Subsidiary and the Purchaser jointly. In the event that as of the date of receipt of each loss recovery upon any such insurance, the Purchaser has not declared an event of default with respect to this Agreement or any of the Related Agreements, then the Company and/or such Subsidiary shall be permitted to direct the application of such loss recovery proceeds toward investment in property, plant and equipment that would comprise “Collateral” secured by the Purchaser’s security interest pursuant to any Security Document, with any surplus funds to be applied toward payment of the obligations of the Company to the Purchaser. In the event that the Purchaser has properly declared an event of default with respect to this Agreement or any of the Related Agreements, then all loss recoveries received by the Purchaser upon any such insurance thereafter may be applied to the obligations of the Company hereunder and under the Related Agreements, in such order as the Purchaser may determine. Any surplus (following satisfaction of all Company obligations to the Purchaser) shall be paid by the Purchaser to the Company or applied as may be otherwise required by law. Any deficiency thereon shall be paid by the Company or the Subsidiary, as applicable, to the Purchaser, on demand.

6.8 Intellectual Property. Each of the Company and each of its Subsidiaries shall maintain in full force and effect its existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

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6.9 Properties. Each of the Company and each of its Subsidiaries will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and each of the Company and each of its Subsidiaries will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

6.10 Confidentiality. The Company will not, and will not permit any of its Subsidiaries to, disclose, and will not include in any public announcement, the name of the Purchaser, unless expressly agreed to by the Purchaser or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. Notwithstanding the foregoing, the Company may disclose the Purchaser’s identity and the terms of this Agreement to its current and prospective debt and equity financing sources.

6.11 Required Approvals. (I) The Company, without the prior written consent of the Purchaser, shall not, and shall not permit any of its Subsidiaries to:

(a) (i) directly or indirectly declare or pay any dividends, other than dividends paid to the Company or any other Credit Party, (ii) issue any preferred stock that is manditorily redeemable prior to the earlier to occur of (x) the six month anniversary of the Maturity Date (as defined in the Note) and (y) the date upon which all Obligations (as defined in each Security Document) of the Company and its Subsidiaries arising under this Agreement and/or the Related Agreements shall have been indefeasibly satisfied in full or (iii) redeem any of its preferred stock or other equity interests;

(b) liquidate, dissolve or effect a material reorganization (it being understood that in no event shall the Company or any of its Subsidiaries dissolve, liquidate or merge with any other person or entity (unless, in the case of such a merger, the Company or, in the case of merger not involving the Company, such other Credit Party or, if no Credit Party is involved, such Subsidiary, as applicable, is the surviving entity);

(c) become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) restrict the Company’s or any of its Subsidiaries, right to perform the provisions of this Agreement, any Related Agreement or any of the agreements contemplated hereby or thereby;

(d) materially alter or change the nature of the business of the Company and its Subsidiaries taken as a whole away from the biotechnology industry as reasonably determined by the Purchaser; or

(e) (i) create, incur, assume or suffer to exist any indebtedness (exclusive of trade debt and debt incurred to finance the purchase of equipment (not in excess of five percent (5%) of the fair market value of the Company’s and its Subsidiaries’ assets))

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whether secured or unsecured other than (x) the Company’s obligations owed to the Purchaser, (y) indebtedness set forth on Schedule 6.11(I)(e) attached hereto and made a part hereof and any refinancings or replacements thereof on terms no less favorable to the Purchaser than the indebtedness being refinanced or replaced, and (z) any indebtedness incurred in connection with the purchase of assets (other than equipment) in the ordinary course of business, or any refinancings or replacements thereof on terms no less favorable to the Purchaser than the indebtedness being refinanced or replaced, so long as any lien relating thereto shall only encumber the fixed assets so purchased and no other assets of the Company or any of its Subsidiaries; (ii) cancel any indebtedness owing to it in excess of $50,000 in the aggregate during any 12 month period; (iii) assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other person or entity, except the endorsement of negotiable instruments by the Company or any Credit Party for deposit or collection or similar transactions in the ordinary course of business or guarantees of indebtedness otherwise permitted to be outstanding pursuant to this clause (e);

(f) purchase or hold beneficially any Stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including any partnership or joint venture, except (x) travel advances, (y) loans to its and its Subsidiaries’ officers and employees not exceeding at any one time an aggregate of $10,000, and (z) loans or advances to any Credit Parties (as used herein, “Stock” means all certificated and uncertificated shares, options, warrants, membership interests, general or limited partnership interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Securities Exchange Act of 1934));

(g) except for the commercialization agreement between the Company and the Parent as in effect on the date hereof enter into any transaction with any employee, director or Affiliate, except in the ordinary course on arms-length terms (as used herein (x) “Affiliate” means, with respect to any Person, (a) any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person or (b) any other Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For the purposes of this definition, control of a Person shall mean the power (direct or indirect) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise and (y) “Person” means any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof), and shall include such Person’s successors and assigns); and

(h) sell, lease, transfer or otherwise dispose of any of its properties or assets, or any of the properties or assets of its Subsidiaries, except for (1) sales, leases, transfer

20

or dispositions by any Credit Party to any other Credit Party, (2) the sale of Inventory (as defined in the Master Security Agreement) in the ordinary course of business and (3) the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out Equipment (as defined in the Master Security Agreement) and only to the extent that (x) the proceeds of any such disposition are used to acquire replacement Equipment which is subject to the Purchaser’s first priority security interest or are used to repay the Purchaser or to pay general corporate expenses, or (y) following the occurrence of an Event of Default (as defined in the Note) which continues to exist, the proceeds of which are remitted to the Purchaser to be held as cash collateral for the Obligations (as defined in each Security Document).

(II) The Company, without the prior written consent of the Purchaser, shall not, and shall not permit any of its Subsidiaries to, create or acquire any Subsidiary after the date hereof unless (i) such Subsidiary is a wholly-owned Subsidiary of the Company or an international Subsidiary (which may have shareholders) and (ii) except for international Subsidiaries referenced in (i) above, each such Subsidiary becomes a party to each Security Document, (either by executing a counterpart thereof or an assumption or joinder agreement in respect thereof) and enters into a stock pledge agreement and a subsidiary guaranty, each in form and substance satisfactory to the Purchaser, and, to the extent required by the Purchaser, satisfies each condition of this Agreement and the Related Agreements as if such Subsidiary were a Subsidiary on the Closing Date. It is agreed and understood that to the extent that any international Subsidiary that is created or acquired after the date hereof is a non-Credit Party (each, a “New Non-Credit Party Subsidiary”), the capitalization of such New Non-Credit Party Subsidiary shall come from sources other than the Company or any of its other Subsidiaries. Furthermore, the Company and its Subsidiaries (other than the New Non-Credit Party Subsidiaries) shall otherwise be prohibited from investing in, lending to, contributing and/or transferring any assets to and/or providing any form of financial assistance to, whether directly or indirectly, such New Non-Credit Party Subsidiary; provided that this prohibition does not limit the Company or a New Non-Credit Party Subsidiary from entering into a license agreement (to be negotiated on an arm’s length basis) to sell its instrumentation internationally on a cost plus basis.

6.12 Opinion. On the Closing Date, the Company will deliver to the Purchaser an opinion acceptable to the Purchaser from the Company’s in-house legal counsel.

6.13 Margin Stock. The Company will not permit any of the proceeds of the Note to be used directly or indirectly to “purchase” or “carry” “margin stock” or to repay indebtedness incurred to “purchase” or “carry” “margin stock” within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

6.14 Intentionally Omitted.

(a) Intentionally Omitted.

7. Covenants of the Purchaser. The Purchaser covenants and agrees with the Company as follows:

7.1 Confidentiality. The Purchaser will not disclose, and will not include in any public announcement, the name of the Company, unless expressly agreed to by the Company or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

21

7.2 Non-Public Information. The Purchaser will not effect any sales in the shares of the Company’s Common Stock while in possession of material, non-public information regarding the Company if such sales would violate applicable securities law.

7.3 Limitation on Acquisition of Common Stock of the Company. Notwithstanding anything to the contrary contained in this Agreement, any Related Agreement or any document, instrument or agreement entered into in connection with any other transactions between the Purchaser and the Company, the Purchaser may not acquire stock in the Company (including, without limitation, pursuant to a contract to purchase, by exercising an option or warrant, by converting any other security or instrument, by acquiring or exercising any other right to acquire, shares of stock or other security convertible into shares of stock in the Company, or otherwise, and such contracts, options, warrants, conversion or other rights shall not be enforceable or exercisable) to the extent such stock acquisition would cause any interest payable by the Company to the Purchaser not to qualify as “portfolio interest” within the meaning of Section 881(c)(2) of the Code, by reason of Section 881(c)(3) of the Code, taking into account the constructive ownership rules under Section 871(h)(3)(C) of the Code (the “Stock Acquisition Limitation”). The Stock Acquisition Limitation shall automatically become null and void without any notice to the Company upon the earlier to occur of either (a) the Company’s delivery to the Purchaser of a Notice of Prepayment (as defined in the Note) or (b) the existence of an Event of Default (as defined in the Note) at a time when the average closing price of the Company’s common stock as reported by Bloomberg, L.P. on the Principal Market for the immediately preceding five trading days is greater than or equal to $1.65.

8. Covenants of the Company and the Purchaser Regarding Indemnification.

8.1 Company Indemnification. The Company agrees to indemnify, hold harmless, reimburse and defend the Purchaser, each of the Purchaser’s officers, directors, agents, affiliates, control persons, and principal shareholders, against all claims, costs, expenses, liabilities, obligations, losses or damages (including reasonable legal fees) of any nature, incurred by or imposed upon the Purchaser which result, arise out of or are based upon: (i) any misrepresentation by the Company or any of its Subsidiaries or breach of any warranty by the Company or any of its Subsidiaries in this Agreement, any other Related Agreement or in any exhibits or schedules attached hereto or thereto; or (ii) any breach or default in performance by Company or any of its Subsidiaries of any covenant or undertaking to be performed by Company or any of its Subsidiaries hereunder, under any other Related Agreement or any other agreement entered into by the Company and/or any of its Subsidiaries and the Purchaser relating hereto or thereto.

8.2 Purchaser’s Indemnification. The Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company’s officers, directors, agents, affiliates, control persons and principal shareholders, at all times against any claims, costs, expenses, liabilities, obligations, losses or damages (including reasonable legal fees) of

22

any nature, incurred by or imposed upon the Company which result, arise out of or are based upon: (i) any misrepresentation by the Purchaser or breach of any warranty by the Purchaser in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement; or (ii) any breach or default in performance by the Purchaser of any covenant or undertaking to be performed by the Purchaser hereunder, or any other agreement entered into by the Company and the Purchaser relating hereto.

9. Intentionally Omitted.

9.1 Intentionally Omitted.

10. Intentionally Omitted.

10.1 Intentionally Omitted.

10.2 Intentionally Omitted.

11. Miscellaneous.

11.1 Governing Law, Jurisdiction and Waiver of Jury Trial.

(a) THIS AGREEMENT AND THE OTHER RELATED AGREEMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

(b) THE PARTIES HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY, ON THE ONE HAND, AND THE PURCHASER, ON THE OTHER HAND, PERTAINING TO THIS AGREEMENT OR ANY OF THE RELATED AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER RELATED AGREEMENTS; PROVIDED, THAT THE PURCHASER AND THE COMPANY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE PURCHASER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL (AS DEFINED IN EACH SECURITY DOCUMENT) OR ANY OTHER SECURITY FOR THE OBLIGATIONS (AS DEFINED IN EACH SECURITY DOCUMENT), OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE PURCHASER. THE COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE COMPANY HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE

23

BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE ADDRESS SET FORTH IN SECTION 11.9 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE COMPANY’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

(c) THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PURCHASER AND/OR THE COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, ANY OTHER RELATED AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

11.2 Severability. Wherever possible each provision of this Agreement and the Related Agreements shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or any Related Agreement shall be prohibited by or invalid or illegal under applicable law such provision shall be ineffective to the extent of such prohibition or invalidity or illegality, without invalidating the remainder of such provision or the remaining provisions thereof which shall not in any way be affected or impaired thereby.

11.3 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby to the extent provided therein. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument. All indemnities set forth herein and all rights to payment set forth in the Royalty Agreement shall survive the execution, delivery and termination of this Agreement and the Note and the making and repayment of the obligations arising hereunder, under the Note and under the other Related Agreements.

11.4 Successors. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person or entity which shall be a holder of the Securities from time to time, other than the holders of Common Stock which has been sold by the Purchaser pursuant to Rule 144 or an

24

effective registration statement. The Purchaser shall not be permitted to assign its rights hereunder or under any Related Agreement to a competitor of the Company unless an Event of Default (as defined in the Note) has occurred and is continuing.

11.5 Entire Agreement; Maximum Interest. This Agreement, the Related Agreements, the exhibits and schedules hereto and thereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. Nothing contained in this Agreement, any Related Agreement or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum rate permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum rate permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Purchaser and thus refunded to the Company.

11.6 Amendment and Waiver.

(a) This Agreement may be amended or modified only upon the written consent of the Company and the Purchaser.

(b) The obligations of the Company and the rights of the Purchaser under this Agreement may be waived only with the written consent of the Purchaser.

(c) The obligations of the Purchaser and the rights of the Company under this Agreement may be waived only with the written consent of the Company.

11.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

11.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:

(a) upon personal delivery to the party to be notified;

(b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;

(c) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or

25

(d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

All communications shall be sent as follows:

If to the Company, to:	Biovest International, Inc. 377 Plantation Street Worcester, MA 01605 Attention: Chief Financial Officer Facsimile: 813-258-6912

with a copy to:

Nixon Peabody LLP 401 Ninth Street, N.W., Suite 900 Washington, DC 20004 Attention: Herbert F. Stevens, Esq. Facsimile: 202-585-8080

If to the Purchaser, to:	Valens U.S. SPV I, LLC c/o Valens Capital Management LLC 335 Madison Avenue 10th Floor New York, New York 10017 Attention: Portfolio Services Facsimile: 212-581-5037

With a copy to:

Scott J. Giordano, Esq. Loeb & Loeb LLP 345 Park Avenue New York, New York 10154 Facsimile: 212-407-4990

or at such other address as the Company or the Purchaser may designate by written notice to the other parties hereto given in accordance herewith.

11.9 Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement or any Related Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement and/or such Related Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

11.10 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

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11.11 Facsimile Signatures; Counterparts. This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement.

11.12 Broker’s Fees. Except as set forth on Schedule 11.12 hereof, each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 11.12 being untrue.

11.13 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Agreement and the Related Agreements and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement or any Related Agreement to favor any party against the other.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed the NOTE PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:		PURCHASER:

BIOVEST INTERNATIONAL, INC.		VALENS U.S. SPV I, LLC

By:	/s/ Steven Arikian	By:	Valens Capital Management, LLC, its investment manager
Name:	/s/ Steven Arikian, M.D.	Name:	/s/ Patrick Regan
Title:	Chairman & CEO	Title:	Authorized Signatory

28

EXHIBIT A

FORM OF SECURED PROMISSORY NOTE

EXHIBIT B

FORM OF ESCROW AGREEMENT

Exhibit 10.2

NOTE PURCHASE AGREEMENT

VALENS OFFSHORE SPV II, CORP.

and

BIOVEST INTERNATIONAL, INC.

Dated: October 30, 2007

i

	5.6	The Purchaser Can Protect Its Interest	15
	5.7	Accredited Investor	15

6.	Covenants of the Company		15
	6.1	Listing	15
	6.2	Market Regulations	15
	6.3	Reporting Requirements	15
	6.4	Use of Funds	17
	6.5	Access to Facilities	17
	6.6	Taxes	17
	6.7	Insurance	17
	6.8	Intellectual Property	18
	6.9	Properties	19
	6.10	Confidentiality	19
	6.11	Required Approvals	19
	6.12	Opinion	21
	6.13	Margin Stock	21

7.	Covenants of the Purchaser		21
	7.1	Confidentiality	21
	7.2	Non-Public Information	22
	7.3	Limitation on Acquisition of Common Stock of the Company	22

8.	Covenants of the Company and the Purchaser Regarding Indemnification		22
	8.1	Company Indemnification	22
	8.2	Purchaser’s Indemnification	22

9.	Intentionally Omitted		23
	9.1	Intentionally Omitted	23

10.	Intentionally Omitted		23

11.	Miscellaneous		23
	11.1	Governing Law, Jurisdiction and Waiver of Jury Trial	23
	11.2	Severability	24
	11.3	Survival	24
	11.4	Successors	24
	11.5	Entire Agreement; Maximum Interest	25
	11.6	Amendment and Waiver	25
	11.7	Delays or Omissions	25
	11.8	Notices	25
	11.9	Attorneys’ Fees	26
	11.10	Titles and Subtitles	26
	11.11	Facsimile Signatures; Counterparts	27
	11.12	Broker’s Fees	27
	11.13	Construction	27

ii

LIST OF EXHIBITS

Form of Secured Promissory Note	Exhibit A
Form of Escrow Agreement	Exhibit B

LIST OF SCHEDULES

Subsidiary	Schedule 4.2
Capital Stock of Company and Subsidiary	Schedule 4.3
Agreements	Schedule 4.6
Obligations to Related Parties	Schedule 4.7
Title; liens	Schedule 4.9
Litigation	Schedule 4.12
Tax Returns and Payments	Schedule 4.13
Employees	Schedule 4.14
Registration Rights; Voting Rights	Schedule 4.15
Environmental and Safety Laws	Schedule 4.17
SEC Reports	Schedule 4.21
Indebtedness	Schedule 6.11(I)(e)
Broker’s Fees	Schedule 11.12

iii

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of October 30, 2007, by and between BIOVEST INTERNATIONAL, INC., a Delaware corporation (the “Company”), and VALENS OFFSHORE SPV II, CORP., a Delaware corporation (the “Purchaser”).

RECITALS

WHEREAS, the Company has authorized the sale to the Purchaser of a Secured Promissory Note in the aggregate principal amount of Two Hundred Fifty Five Thousand and 00/100 Dollars ($255,000) in the form of Exhibit A hereto (as amended, modified and/or supplemented from time to time, the “Note”);

WHEREAS, the Purchaser desires to purchase the Note on the terms and conditions set forth herein; and

WHEREAS, the Company desires to issue and sell the Note to the Purchaser on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Agreement to Sell and Purchase. Pursuant to the terms and conditions set forth in this Agreement, on the Closing Date (as defined in Section 3), the Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company, the Note. The sale of the Note on the Closing Date shall be known as the “Offering.” The Note will mature on the Maturity Date (as defined in the Note). The Note is sometimes referred to herein as the “Securities.”

2. Fees. On the Closing Date, the Company shall pay (i) to Valens Capital Management, LLC, the investment manager of the Purchaser (“VCM”), a non-refundable payment in an amount equal to $3825.00, plus reasonable expenses (including legal fees and expenses) incurred in connection with the entering into of this Agreement and the Related Agreements and expenses incurred in connection with each of VCM and/or Purchaser’s due diligence review of the Company and all other related matters; (ii) to the Purchaser, a non-refundable payment in an amount equal to $2,550.00; and (iii) to the Purchaser, an advance prepayment discount deposit equal to $2,550.00. Each of the foregoing payments in clauses (i) and (ii) above shall be deemed fully earned on the Closing Date and shall not be subject to rebate or proration for any reason. The payments set forth in clause (i) (net of any deposits previously paid by the Company) and clause (ii) and (iii) above, shall be paid at closing out of funds held pursuant to the Escrow Agreement (as defined below) and a disbursement letter (the “Disbursement Letter”).

3. Closing, Delivery and Payment.

3.1 Closing. Subject to the terms and conditions herein, the closing of the transactions contemplated hereby (the “Closing”), shall take place on the date hereof, at such time or place as the Company and the Purchaser may mutually agree (such date is hereinafter referred to as the “Closing Date”).

3.2 Delivery. Pursuant to the Escrow Agreement, at the Closing on the Closing Date, the Company will deliver to the Purchaser, among other things, the Note and the Purchaser will deliver to the Company, among other things, the amounts set forth in the Disbursement Letter by certified funds or wire transfer and disbursed in accordance with the terms set forth in the Note. The Company hereby acknowledges and agrees that Purchaser’s obligation to purchase the Note from the Company on the Closing Date shall be contingent upon the satisfaction (or waiver by the Purchaser in its sole discretion) of the items and matters set forth in the closing checklist provided by the Purchaser to the Company on or prior to the Closing Date.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows

4.1 Organization, Good Standing and Qualification. Each of the Company and each of its Subsidiaries is a corporation, partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and each of its Subsidiaries has the corporate, limited liability company or partnership, as the case may be, power and authority to own and operate its properties and assets and, insofar as it is or shall be a party thereto, to (1) execute and deliver (i) this Agreement, (ii) the Note, (iii) the Master Security Agreement dated as of the date hereof between the Company and its Subsidiaries and LV Administrative Services, Inc, as agent (the “Agent”) for the Purchaser (as amended, modified and/or supplemented from time to time, the “Master Security Agreement” and together with each other security agreement, mortgage, pledge and other similar agreements which are executed by the Company or any of its Subsidiaries in favor of the Agent and/or Purchaser, collectively, the “Security Documents”), (iv) the Royalty Agreement dated as of the date hereof between the Company and the Purchaser (as amended, modified and/or supplemented from time to time, the “Royalty Agreement”), (v) the Funds Escrow Agreement dated as of the date hereof among the Company, the Purchaser and the escrow agent referred to therein, substantially in the form of Exhibit B hereto (as amended, modified and/or supplemented from time to time, the “Escrow Agreement”), and (vi) all other documents, instruments and agreements entered into in connection with the transactions contemplated hereby and thereby (the preceding clauses (ii) through (vi), collectively, the “Related Agreements”); (2) issue and sell the Note; and (3) carry out the provisions of this Agreement and the Related Agreements and to carry on its business as presently conducted. Each of the Company and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation, partnership or limited liability company, as the case may be, in all jurisdictions in which the nature or location of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so has not, or could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company and its Subsidiaries, taken individually and as a whole (a “Material Adverse Effect”).

4.2 Subsidiaries. Each direct and indirect Subsidiary of the Company, the direct owner of such Subsidiary and its percentage ownership thereof, is set forth on Schedule 4.2. For the purpose of this Agreement, (x) a “Subsidiary” of any person or entity means (i) a corporation or other entity whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other persons or entities performing similar functions for such person or entity, are owned, directly or indirectly, by such person or entity or (ii) a corporation or other entity in which such person or entity owns, directly or indirectly, more than 50% of the equity interests at such time and (y) a “Credit Party” means, the Company and each direct or indirect Subsidiary of the Company to the extent party to any Security Document required by the Purchaser to grant to the Purchaser a first priority perfected security interest in substantially all of such Subsidiary’s assets to secure the Obligations (as defined in each Security Document).

4.3 Capitalization; Voting Rights.

(a) The authorized capital stock of the Company, as of the date hereof consists of 350,000,000 shares, of which 300,000,000 are shares of Common Stock, par value $0.01 per share, 80,390,663 shares of which are issued and outstanding, and 50,000,000 are shares of preferred stock, par value $0.01 per share of which no shares of preferred stock are issued and outstanding. The authorized, issued and outstanding capital stock of each Subsidiary of the Company is set forth on Schedule 4.3.

(b) Except as disclosed on Schedule 4.3, other than: (i) the shares reserved for issuance under the Company’s stock option plans; and (ii) shares which may be granted pursuant to this Agreement and the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Except as disclosed on Schedule 4.3, neither the offer, issuance or sale of the Note, nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of the Company outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

(c) All issued and outstanding shares of the Company’s Common Stock: (i) have been duly authorized and validly issued and are fully paid and nonassessable; and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

(d) The rights, preferences, privileges and restrictions of the shares of the Common Stock are as stated in the Company’s Certificate of Incorporation (the “Charter”). When issued in compliance with the provisions of this Agreement and the Company’s Charter, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

4.4 Authorization; Binding Obligations. All corporate, partnership or limited liability company, as the case may be, action on the part of the Company and each of its Subsidiaries (including their respective officers and directors) necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company and its Subsidiaries hereunder and under the other Related Agreements at the Closing and, the authorization, sale, issuance and delivery of the Note has been taken or will be taken prior to the Closing. This Agreement and the Related Agreements, when executed and delivered and to the extent it is a party thereto, will be valid and binding obligations of each of the Company and each of its Subsidiaries, enforceable against each such person or entity in accordance with their terms, except:

(a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights; and

(b) general principles of equity that restrict the availability of equitable or legal remedies.

The sale of the Note is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

4.5 Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities, except current liabilities incurred in the ordinary course of business and liabilities disclosed in any of the Company’s filings under the Securities Exchange Act of 1934 (“Exchange Act”) made prior to the date of this Agreement (collectively, the “Exchange Act Filings”), copies of which have been provided to the Purchaser.

4.6 Agreements; Action. Except (i) as set forth on Schedule 4.6, or (ii) as disclosed in any Exchange Act Filings:

(a) there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company or any of its Subsidiaries is a party or by which it is bound which may involve: (i) obligations (contingent or otherwise) of, or payments to, the Company or any of its Subsidiaries in excess of $50,000 (other than obligations of, or payments to, the Company or any of its Subsidiaries arising from purchase or sale agreements entered into in the ordinary course of business); or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company or any of its Subsidiaries (other than licenses arising from the purchase of “off the shelf” or other standard products); or (iii) provisions restricting the development, manufacture or distribution of the Company’s or any of its Subsidiaries products or services; or (iv) indemnification by the Company or any of its Subsidiaries with respect to infringements of proprietary rights.

(b) Since June 30, 2007 (the “Balance Sheet Date”), neither the Company nor any of its Subsidiaries has, except in the ordinary course of business: (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (ii) incurred any indebtedness for money borrowed or any other liabilities (other than ordinary course obligations) individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $100,000 in the aggregate; (iii) made any loans or advances to any person or entity not in excess, individually or in the aggregate, of $100,000, other than ordinary course advances for travel expenses; or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

(c) For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company or any Subsidiary of the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

(d) The Company maintains disclosure controls and procedures (“Disclosure Controls”) designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized, and reported, within the time periods specified in the rules and forms of the Securities and Exchange Commission (“SEC”).

(e) The Company makes and keep books, records, and accounts, that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the Company’s assets. The Company maintains internal control over financial reporting (“Financial Reporting Controls”) designed by, or under the supervision of, the Company’s principal executive and principal financial officers, and effected by the Company’s board of directors, management, and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles (“GAAP”) as implemented by the SEC for reporting companies, including that:

(i) transactions are executed in accordance with management’s general or specific authorization;

(ii) unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements are prevented or timely detected;

(iii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that the Company’s receipts and expenditures are being made only in accordance with authorizations of the Company’s management and board of directors;

(iv) transactions are recorded as necessary to maintain accountability for assets; and

(v) the recorded accountability for assets is compared with the existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

(f) There is no weakness in any of the Company’s Disclosure Controls or Financial Reporting Controls that is required to be disclosed in any of the Exchange Act Filings, except as so disclosed.

4.7 Obligations to Related Parties. Except as set forth on Schedule 4.7, there are no obligations of the Company or any of its Subsidiaries to officers, directors, stockholders or employees of the Company or any of its Subsidiaries other than:

(a) for payment of salary for services rendered and for bonus payments;

(b) reimbursement for reasonable expenses incurred on behalf of the Company and its Subsidiaries;

(c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company and each Subsidiary of the Company, as applicable); and

(d) obligations listed in the Company’s and each of its Subsidiary’s financial statements or disclosed in any of the Company’s Exchange Act Filings.

Except as described above or set forth on Schedule 4.7, none of the officers, directors or, to the best of the Company’s knowledge, key employees or stockholders of the Company or any of its Subsidiaries or any members of their immediate families, are indebted to the Company or any of its Subsidiaries, individually or in the aggregate, in excess of $50,000 or have any direct or indirect ownership interest in any firm or corporation with which the Company or any of its Subsidiaries is affiliated or with which the Company or any of its Subsidiaries has a business relationship, or any firm or corporation which competes with the Company or any of its Subsidiaries, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with the Company or any of its Subsidiaries. Except as described above, no officer, director or stockholder of the Company or any of its Subsidiaries, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company or any of its Subsidiaries and no agreements, understandings or proposed transactions are contemplated between the Company or any of its Subsidiaries and any such person. Except as set forth on Schedule 4.7, neither the Company nor any of its Subsidiaries is a guarantor or indemnitor of any indebtedness of any other person or entity.

4.8 Changes. Since the Balance Sheet Date, except as disclosed in any Exchange Act Filing or in any Schedule to this Agreement or to any of the Related Agreements, there has not been:

(a) except for additional loan disbursements by Accentia Biopharmaceuticals, Inc., a Florida corporation (the “Parent”) to the Company under those certain demand notes issued by the Company to the Parent (the “Parent Disbursements”), any change in the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company or any of its Subsidiaries, which individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b) any resignation or termination of any officer, key employee or group of employees of the Company or any of its Subsidiaries;

(c) except for the Parent Disbursements, any material change, except in the ordinary course of business, in the contingent obligations of the Company or any of its Subsidiaries by way of guaranty, endorsement, indemnity, warranty or otherwise;

(d) any damage, destruction or loss, whether or not covered by insurance, which has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(e) any waiver by the Company or any of its Subsidiaries of a valuable right or of a material debt owed to it;

(f) any direct or indirect loans made by the Company or any of its Subsidiaries to any stockholder, employee, officer or director of the Company or any of its Subsidiaries, other than advances made in the ordinary course of business;

(g) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder of the Company or any of its Subsidiaries;

(h) any declaration or payment of any dividend or other distribution of the assets of the Company or any of its Subsidiaries;

(i) any labor organization activity related to the Company or any of its Subsidiaries;

(j) any debt, obligation or liability incurred, assumed or guaranteed by the Company or any of its Subsidiaries, except for (i) the Parent Disbursements, and (ii) those immaterial amounts and for current liabilities incurred in the ordinary course of business;

(k) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets owned by the Company or any of its Subsidiaries;

(l) any change in any material agreement to which the Company or any of its Subsidiaries is a party or by which either the Company or any of its Subsidiaries is bound which either individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(m) any other event or condition of any character that, either individually or in the aggregate, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or

(n) any arrangement or commitment by the Company or any of its Subsidiaries to do any of the acts described in subsection (a) through (m) above.

4.9 Title to Properties and Assets; Liens, Etc. Except as set forth on Schedule 4.9, each of the Company and each of its Subsidiaries has good and marketable title to its properties and assets, and good title to its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than:

(a) those resulting from taxes which have not yet become delinquent;

(b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company or any of its Subsidiaries, so long as in each such case, such liens and encumbrances have no effect on the lien priority of the Purchaser in such property; and

(c) those that have otherwise arisen in the ordinary course of business, so long as they have no effect on the lien priority of the Purchaser therein.

All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company and its Subsidiaries are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. Except as set forth on Schedule 4.9, the Company and its Subsidiaries are in compliance with all material terms of each lease to which it is a party or is otherwise bound.

4.10 Intellectual Property.

(a) Each of the Company and each of its Subsidiaries owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and, to the Company’s knowledge, as presently proposed to be conducted (the “Intellectual Property”), without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company or any of its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products.

(b) Neither the Company nor any of its Subsidiaries has received any communications alleging that the Company or any of its Subsidiaries has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company or any of its Subsidiaries aware of any basis therefor.

(c) The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company or any of its Subsidiaries, except for inventions, trade secrets or proprietary information that have been rightfully assigned to the Company or any of its Subsidiaries.

4.11 Compliance with Other Instruments. Neither the Company nor any of its Subsidiaries is in violation or default of (x) any term of its Charter or Bylaws, or (y) any provision of any indebtedness, mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound or of any judgment, decree, order or writ, which violation or default, in the case of this clause (y), has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The execution, delivery and performance of and compliance with this Agreement and the Related Agreements to which it is a party, and the issuance and sale of the Note by the Company and the other Securities, if any, by the Company each pursuant hereto and thereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or any of its Subsidiaries or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

4.12 Litigation. Except as set forth on Schedule 4.12 hereto, there is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company or any of its Subsidiaries that prevents the Company or any of its Subsidiaries from entering into this Agreement or the other Related Agreements, or from consummating the transactions contemplated hereby or thereby, or which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or any change in the current equity ownership of the Company or any of its Subsidiaries, nor is the Company aware that there is any basis to assert any of the foregoing. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its Subsidiaries currently pending or which the Company or any of its Subsidiaries intends to initiate.

4.13 Tax Returns and Payments. Each of the Company and each of its Subsidiaries has timely filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes due and payable by the Company or any of its Subsidiaries on or before the Closing, have been paid or will be paid prior to the time they become delinquent. Except as set forth on Schedule 4.13, neither the Company nor any of its Subsidiaries has been advised:

(a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof; or

(b) of any adjustment, deficiency, assessment or court decision in respect of its federal, state or other taxes.

The Company has no knowledge of any liability for any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

4.14 Employees. Except as set forth on Schedule 4.14, neither the Company nor any of its Subsidiaries has any collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company’s knowledge, threatened with respect to the Company or any of its Subsidiaries. Except as disclosed in the Exchange Act Filings or on Schedule 4.14, neither the Company nor any of its Subsidiaries is a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the Company’s knowledge, no employee of the Company or any of its Subsidiaries, nor any consultant with whom the Company or any of its Subsidiaries has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company or any of its Subsidiaries because of the nature of the business to be conducted by the Company or any of its Subsidiaries; and to the Company’s knowledge the continued employment by the Company and its Subsidiaries of their present employees, and the performance of the Company’s and its Subsidiaries’ contracts with its independent contractors, will not result in any such violation. Neither the Company nor any of its Subsidiaries is aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency that would interfere with their duties to the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has received any notice alleging that any such violation has occurred. Except for employees who have a current effective employment agreement with the Company or any of its Subsidiaries, no employee of the Company or any of its Subsidiaries has been granted the right to continued employment by the Company or any of its Subsidiaries or to any material compensation following termination of employment with the Company or any of its Subsidiaries. Except as set forth on Schedule 4.14, the Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company or any of its Subsidiaries, nor does the Company or any of its Subsidiaries have a present intention to terminate the employment of any officer, key employee or group of employees.

4.15 Registration Rights and Voting Rights. Except as set forth on Schedule 4.15 and except as disclosed in Exchange Act Filings, neither the Company nor any of its Subsidiaries is presently under any obligation, and neither the Company nor any of its Subsidiaries has granted any rights, to register any of the Company’s or its Subsidiaries’ presently outstanding securities or any of its securities that may hereafter be issued. Except as set forth on Schedule 4.15 and except as disclosed in Exchange Act Filings, to the Company’s knowledge, no stockholder of the Company or any of its Subsidiaries has entered into any agreement with respect to the voting of equity securities of the Company or any of its Subsidiaries.

4.16 Compliance with Laws; Permits. Neither the Company nor any of its Subsidiaries is in violation of any provision of the Sarbanes-Oxley Act of 2002 or any SEC related regulation or rule or any rule of the Principal Market (as hereafter defined) promulgated thereunder or any other applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or any other Related Agreement and the issuance of any of the Securities, except such as have been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. Each of the Company and its Subsidiaries has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.17 Environmental and Safety Laws. Neither the Company nor any of its Subsidiaries is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. Except as set forth on Schedule 4.17, no Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or any of its Subsidiaries or, to the Company’s knowledge, by any other person or entity on any property owned, leased or used by the Company or any of its Subsidiaries. For the purposes of the preceding sentence, “Hazardous Materials” shall mean:

(a) materials which are listed or otherwise defined as “hazardous” or “toxic” under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials; or

(b) any petroleum products or nuclear materials.

4.18 Valid Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in this Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

4.19 Full Disclosure. Each of the Company and each of its Subsidiaries has provided the Purchaser with all publicly available information requested by the Purchaser in connection with its decision to purchase the Note, including all information the Company and its Subsidiaries believe is reasonably necessary to make such investment decision. Neither this Agreement, the Related Agreements, the exhibits and schedules hereto and thereto nor any other document delivered by the Company or any of its Subsidiaries to Purchaser or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading. Any financial projections and other estimates provided to the Purchaser by the Company or any of its Subsidiaries were based on the Company’s and its Subsidiaries’ experience in the industry and on assumptions of fact and opinion as to future events which the Company or any of its Subsidiaries, at the date of the issuance of such projections or estimates, believed to be reasonable.

4.20 Insurance. Each of the Company and each of its Subsidiaries has general commercial, product liability, fire and casualty insurance policies with coverages which the Company believes are customary for companies similarly situated to the Company and its Subsidiaries in the same or similar business.

4.21 SEC Reports. Except as set forth on Schedule 4.21, the Company has filed all proxy statements, reports and other documents required to be filed by it under the Securities Exchange Act 1934, as amended (the “Exchange Act”). The Company has furnished the Purchaser copies of: (i) its Annual Reports on Form 10-KSB for its fiscal year ended September 30, 2006; and (ii) its Quarterly Reports on Form 10-QSB for its fiscal quarters ended December 31, 2006, March 31, 2007 and June 30, 2007, and the Form 8-K filings which it has made during the fiscal year 2007 to date (collectively, the “SEC Reports”). Except as set forth on Schedule 4.21, each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.22 Listing. The Company’s Common Stock is listed or quoted, as applicable, on a Principal Market (as hereafter defined) and satisfies and at all times hereafter will satisfy, all requirements for the continuation of such listing or quotation, as applicable. The Company has not received any notice that its Common Stock will be delisted from, or no longer quoted on, as applicable, the Principal Market or that its Common Stock does not meet all requirements for such listing or quotation, as applicable. For purposes hereof, the term “Principal Market” means the NASD Over The Counter Bulletin Board, NASDAQ Capital Market, NASDAQ National Markets System, American Stock Exchange or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock).

4.23 No Integrated Offering. Neither the Company, nor any of its Subsidiaries or affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement or any of the Related Agreements to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or Subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

4.24 Stop Transfer. The Securities are restricted securities as of the date of this Agreement. Neither the Company nor any of its Subsidiaries will issue any stop transfer order or other order impeding the sale and delivery of any of the Securities at such time as the Securities are registered for public sale or an exemption from registration is available, except as required by state and federal securities laws.

4.25 Patriot Act. The Company certifies that, to the best of Company’s knowledge, neither the Company nor any of its Subsidiaries has been designated, nor is or shall be owned or controlled, by a “suspected terrorist” as defined in Executive Order 13224. The Company hereby acknowledges that the Purchaser seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the Company hereby represents, warrants and covenants that: (i) none of the cash or property that the Company or any of its Subsidiaries will pay or will contribute to the Purchaser has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by the Company or any of its Subsidiaries to the Purchaser, to the extent that they are within the Company’s and/or its Subsidiaries’ control shall cause the Purchaser to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. The Company shall promptly notify the Purchaser if any of these representations, warranties or covenants ceases to be true and accurate regarding the Company or any of its Subsidiaries. The Company shall provide the Purchaser all additional information regarding the Company or any of its Subsidiaries that the Purchaser deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The Company understands and agrees that if at any time it is discovered that any of the foregoing representations, warranties or covenants are incorrect, or if otherwise required by applicable law or regulation related to money laundering or similar activities, the Purchaser may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of the Purchaser’s investment in the Company. The Company further understands that the Purchaser may release confidential information about the Company and its Subsidiaries and, if applicable, any underlying beneficial owners, to proper authorities if the Purchaser, in its sole discretion, determines that it is in the best interests of the Purchaser in light of relevant rules and regulations under the laws set forth in subsection (ii) above.

4.26 ERISA. Based upon the Employee Retirement Income Security Act of 1974 (“ERISA”), and the regulations and published interpretations thereunder: (i) neither the Company nor any of its Subsidiaries has engaged in any Prohibited Transactions (as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”)); (ii) each of the Company and each of its Subsidiaries has met all applicable minimum funding requirements under Section 302 of ERISA in respect of its plans; (iii) neither the Company nor any of its Subsidiaries has any knowledge of any event or occurrence which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Title IV of ERISA to terminate any employee benefit plan(s); (iv) neither the Company nor any of its Subsidiaries has any fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than the Company’s or such Subsidiary’s employees; and (v) neither the Company nor any of its Subsidiaries has withdrawn, completely or partially, from any multi-employer pension plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980.

5. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

5.1 Incorporation; No Shorting. The Purchaser is a company validly existing and in good standing under the laws of the State of Delaware. The Purchaser or any of its affiliates and investment partners has not, will not and will not cause any person or entity, to directly engage in “short sales” of the Company’s Common Stock as long as the Note shall be outstanding.

5.2 Requisite Power and Authority. The Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All corporate action on the Purchaser’s part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of the Purchaser, enforceable in accordance with their terms, except:

(a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights; and

(b) as limited by general principles of equity that restrict the availability of equitable and legal remedies.

5.3 Investment Representations. The Purchaser understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Purchaser’s representations contained in this Agreement, including, without limitation, that the Purchaser is an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Purchaser confirms that it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Note to be purchased by it under this Agreement. The Purchaser further confirms that it has had an opportunity to ask questions and receive answers from the Company regarding the Company’s and its Subsidiaries’ business, management and financial affairs and the terms and conditions of the Offering, the Note and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

5.4 The Purchaser Bears Economic Risk. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser must bear the economic risk of this investment until the Securities are sold pursuant to: (i) an effective registration statement under the Securities Act; or (ii) an exemption from registration is available with respect to such sale.

5.5 Acquisition for Own Account. The Purchaser is acquiring the Note for the Purchaser’s own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

5.6 The Purchaser Can Protect Its Interest. The Purchaser represents that by reason of its, or of its management’s, business and financial experience, the Purchaser has the capacity to evaluate the merits and risks of its investment in the Note and to protect its own interests in connection with the transactions contemplated in this Agreement and the Related Agreements. Further, the Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the Related Agreements.

5.7 Accredited Investor. The Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

6. Covenants of the Company. The Company covenants and agrees with the Purchaser as follows:

6.1 Listing. The Company shall maintain the listing or quotation, as applicable, of its Common Stock on the Principal Market, and shall comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers (“NASD”) and such exchanges, as applicable.

6.2 Market Regulations. The Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchaser and promptly provide copies thereof to the Purchaser.

6.3 Reporting Requirements. The Company will deliver, or cause to be delivered, to the Purchaser each of the following, which shall be in form and detail acceptable to the Purchaser:

(a) As soon as available, and in any event within ninety (90) days after the end of each fiscal year of the Company, each of the Company’s and each of its Subsidiaries’ audited financial statements with a report of independent certified public accountants of recognized standing selected by the Company (the “Accountants”), which annual financial statements shall be without qualification and shall include each of the Company’s and each of its Subsidiaries’ balance sheet as at the end of such fiscal year and the related statements of each of the Company’s and each of its Subsidiaries’ income, retained earnings and cash flows for the fiscal year then ended, prepared on a consolidating and consolidated basis to include the Company, each Subsidiary of the Company and each of their respective affiliates, all in reasonable detail and prepared in accordance with GAAP, together with (i) if and when available, copies of any management letters prepared by the Accountants; and (ii) a certificate of the Company’s President, Chief Executive Officer or Chief Financial Officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Event of Default (as defined in the Note) and, if so, stating in reasonable detail the facts with respect thereto;

(b) As soon as available and in any event within forty five (45) days after the end of each fiscal quarter of the Company, an unaudited/internal balance sheet and statements of income, retained earnings and cash flows of the Company and each of its Subsidiaries as at the end of and for such quarter and for the year to date period then ended, prepared on a consolidating and consolidated basis to include all the Company, each Subsidiary of the Company and each of their respective affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end adjustments and accompanied by a certificate of the Company’s President, Chief Executive Officer or Chief Financial Officer, stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and (ii) whether or not such officer has knowledge of the occurrence of any Event of Default (as defined in the Note) not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto;

(c) As soon as available and in any event within fifteen (15) days after the end of each calendar month, an unaudited/internal balance sheet and statements of income, retained earnings and cash flows of each of the Company and its Subsidiaries as at the end of and for such month and for the year to date period then ended, prepared on a consolidating and consolidated basis to include the Company, each Subsidiary of the Company and each of their respective affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end adjustments and accompanied by a certificate of the Company’s President, Chief Executive Officer or Chief Financial Officer, stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and (ii) whether or not such officer has knowledge of the occurrence of any Event of Default (as defined in the Note) not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto;

(d) The Company shall timely file with the SEC all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination. Promptly after (i) the filing thereof, copies of the Company’s most recent registration statements and annual, quarterly, monthly or other regular reports which the Company files with the Securities and Exchange Commission (the “SEC”), and (ii) the issuance thereof, copies of such financial statements, reports and proxy statements as the Company shall send to its stockholders; and

(e) The Company shall deliver, or cause the applicable Subsidiary of the Company to deliver, such other information as the Purchaser shall reasonably request.

6.4 Use of Funds. The Company shall use the proceeds of the sale of the Note for general working capital purposes only.

6.5 Access to Facilities. Each of the Company and each of its Subsidiaries will permit any representatives designated by the Purchaser (or any successor of the Purchaser), upon reasonable notice and during normal business hours, at such person’s expense and accompanied by a representative of the Company or any Subsidiary (provided that no such prior notice shall be required to be given and no such representative of the Company or any Subsidiary shall be required to accompany the Purchaser in the event the Purchaser believes such access is necessary to preserve or protect the Collateral (as defined in each Security Document) or following the occurrence and during the continuance of an Event of Default (as defined in the Note)), to:

(a) visit and inspect any of the properties of the Company or any of its Subsidiaries;

(b) examine the corporate and financial records of the Company or any of its Subsidiaries (unless such examination is not permitted by federal, state or local law or by contract) and make copies thereof or extracts therefrom; and

(c) discuss the affairs, finances and accounts of the Company or any of its Subsidiaries with the directors, officers and independent accountants of the Company or any of its Subsidiaries.

Notwithstanding the foregoing, neither the Company nor any of its Subsidiaries will provide any material, non-public information to the Purchaser unless the Purchaser signs a confidentiality agreement and otherwise complies with Regulation FD, under the federal securities laws.

6.6 Taxes. Each of the Company and each of its Subsidiaries will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company and its Subsidiaries; provided, however, that any such tax, assessment, charge or levy need not be paid currently if (i) the validity thereof shall currently and diligently be contested in good faith by appropriate proceedings, (ii) such tax, assessment, charge or levy shall have no effect on the lien priority of the Purchaser in any property of the Company or any of its Subsidiaries and (iii) if the Company and/or such Subsidiary shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP; and provided, further, that the Company and its Subsidiaries will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

6.7 Insurance. Each of the Company and its Subsidiaries will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar business similarly situated as the Company and its Subsidiaries; and the Company and its Subsidiaries will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner which the

Company reasonably believes is customary for companies in similar business similarly situated as the Company and its Subsidiaries and to the extent available on commercially reasonable terms. The Company, and each of its Subsidiaries, will jointly and severally bear the full risk of loss from any loss of any nature whatsoever with respect to the assets pledged to the Purchaser as security for their respective obligations hereunder and under the Related Agreements. At the Company’s and each of its Subsidiaries’ joint and several cost and expense in amounts and with carriers reasonably acceptable to the Purchaser, each of the Company and each of its Subsidiaries shall (i) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to the Company’s or the respective Subsidiary’s including business interruption insurance; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to the Company’s or the respective Subsidiary’s insuring against larceny, embezzlement or other criminal misappropriation of insured’s officers and employees who may either singly or jointly with others at any time have access to the assets or funds of the Company or any of its Subsidiaries either directly or through governmental authority to draw upon such funds or to direct generally the disposition of such assets; (iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iv) maintain all such worker’s compensation or similar insurance as may be required under the laws of any state or jurisdiction in which the Company or the respective Subsidiary is engaged in business; and (v) furnish the Purchaser with (x) copies of all policies and evidence of the maintenance of such policies at least thirty (30) days before any expiration date, (y) excepting the Company’s workers’ compensation policy, endorsements to such policies naming the Purchaser as “co-insured” or “additional insured” and appropriate loss payable endorsements in form and substance satisfactory to the Purchaser, naming the Purchaser as loss payee, and (z) evidence that as to the Purchaser the insurance coverage shall not be impaired or invalidated by any act or neglect of the Company or any Subsidiary and the insurer will provide the Purchaser with at least thirty (30) days notice prior to cancellation. The Company and each Subsidiary shall instruct the insurance carriers that in the event of any loss thereunder, the carriers shall make payment for such loss to the Company and/or the Subsidiary and the Purchaser jointly. In the event that as of the date of receipt of each loss recovery upon any such insurance, the Purchaser has not declared an event of default with respect to this Agreement or any of the Related Agreements, then the Company and/or such Subsidiary shall be permitted to direct the application of such loss recovery proceeds toward investment in property, plant and equipment that would comprise “Collateral” secured by the Purchaser’s security interest pursuant to any Security Document, with any surplus funds to be applied toward payment of the obligations of the Company to the Purchaser. In the event that the Purchaser has properly declared an event of default with respect to this Agreement or any of the Related Agreements, then all loss recoveries received by the Purchaser upon any such insurance thereafter may be applied to the obligations of the Company hereunder and under the Related Agreements, in such order as the Purchaser may determine. Any surplus (following satisfaction of all Company obligations to the Purchaser) shall be paid by the Purchaser to the Company or applied as may be otherwise required by law. Any deficiency thereon shall be paid by the Company or the Subsidiary, as applicable, to the Purchaser, on demand.

6.8 Intellectual Property. Each of the Company and each of its Subsidiaries shall maintain in full force and effect its existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

6.9 Properties. Each of the Company and each of its Subsidiaries will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and each of the Company and each of its Subsidiaries will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

6.10 Confidentiality. The Company will not, and will not permit any of its Subsidiaries to, disclose, and will not include in any public announcement, the name of the Purchaser, unless expressly agreed to by the Purchaser or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. Notwithstanding the foregoing, the Company may disclose the Purchaser’s identity and the terms of this Agreement to its current and prospective debt and equity financing sources.

6.11 Required Approvals. (I) The Company, without the prior written consent of the Purchaser, shall not, and shall not permit any of its Subsidiaries to:

(a) (i) directly or indirectly declare or pay any dividends, other than dividends paid to the Company or any other Credit Party, (ii) issue any preferred stock that is manditorily redeemable prior to the earlier to occur of (x) the six month anniversary of the Maturity Date (as defined in the Note) and (y) the date upon which all Obligations (as defined in each Security Document) of the Company and its Subsidiaries arising under this Agreement and/or the Related Agreements shall have been indefeasibly satisfied in full or (iii) redeem any of its preferred stock or other equity interests;

(b) liquidate, dissolve or effect a material reorganization (it being understood that in no event shall the Company or any of its Subsidiaries dissolve, liquidate or merge with any other person or entity (unless, in the case of such a merger, the Company or, in the case of merger not involving the Company, such other Credit Party or, if no Credit Party is involved, such Subsidiary, as applicable, is the surviving entity);

(c) become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) restrict the Company’s or any of its Subsidiaries, right to perform the provisions of this Agreement, any Related Agreement or any of the agreements contemplated hereby or thereby;

(d) materially alter or change the nature of the business of the Company and its Subsidiaries taken as a whole away from the biotechnology industry as reasonably determined by the Purchaser; or

(e) (i) create, incur, assume or suffer to exist any indebtedness (exclusive of trade debt and debt incurred to finance the purchase of equipment (not in excess of five percent (5%) of the fair market value of the Company’s and its Subsidiaries’ assets))

whether secured or unsecured other than (x) the Company’s obligations owed to the Purchaser, (y) indebtedness set forth on Schedule 6.11(I)(e) attached hereto and made a part hereof and any refinancings or replacements thereof on terms no less favorable to the Purchaser than the indebtedness being refinanced or replaced, and (z) any indebtedness incurred in connection with the purchase of assets (other than equipment) in the ordinary course of business, or any refinancings or replacements thereof on terms no less favorable to the Purchaser than the indebtedness being refinanced or replaced, so long as any lien relating thereto shall only encumber the fixed assets so purchased and no other assets of the Company or any of its Subsidiaries; (ii) cancel any indebtedness owing to it in excess of $50,000 in the aggregate during any 12 month period; (iii) assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other person or entity, except the endorsement of negotiable instruments by the Company or any Credit Party for deposit or collection or similar transactions in the ordinary course of business or guarantees of indebtedness otherwise permitted to be outstanding pursuant to this clause (e);

(f) purchase or hold beneficially any Stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including any partnership or joint venture, except (x) travel advances, (y) loans to its and its Subsidiaries’ officers and employees not exceeding at any one time an aggregate of $10,000, and (z) loans or advances to any Credit Parties (as used herein, “Stock” means all certificated and uncertificated shares, options, warrants, membership interests, general or limited partnership interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Securities Exchange Act of 1934));

(g) except for the commercialization agreement between the Company and the Parent as in effect on the date hereof enter into any transaction with any employee, director or Affiliate, except in the ordinary course on arms-length terms (as used herein (x) “Affiliate” means, with respect to any Person, (a) any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person or (b) any other Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For the purposes of this definition, control of a Person shall mean the power (direct or indirect) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise and (y) “Person” means any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof), and shall include such Person’s successors and assigns); and

(h) sell, lease, transfer or otherwise dispose of any of its properties or assets, or any of the properties or assets of its Subsidiaries, except for (1) sales, leases, transfer or dispositions by any Credit Party to any other Credit Party, (2) the sale of Inventory (as defined in the Master Security Agreement) in the ordinary course of business and (3) the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out Equipment (as defined in the Master Security Agreement) and only to the extent that (x) the proceeds of any such disposition are used to acquire replacement Equipment which is subject to the Purchaser’s first priority security interest or are used to repay the Purchaser or to pay general corporate expenses, or (y) following the occurrence of an Event of Default (as defined in the Note) which continues to exist, the proceeds of which are remitted to the Purchaser to be held as cash collateral for the Obligations (as defined in each Security Document).

(II) The Company, without the prior written consent of the Purchaser, shall not, and shall not permit any of its Subsidiaries to, create or acquire any Subsidiary after the date hereof unless (i) such Subsidiary is a wholly-owned Subsidiary of the Company or an international Subsidiary (which may have shareholders) and (ii) except for international Subsidiaries referenced in (i) above, each such Subsidiary becomes a party to each Security Document, (either by executing a counterpart thereof or an assumption or joinder agreement in respect thereof) and enters into a stock pledge agreement and a subsidiary guaranty, each in form and substance satisfactory to the Purchaser, and, to the extent required by the Purchaser, satisfies each condition of this Agreement and the Related Agreements as if such Subsidiary were a Subsidiary on the Closing Date. It is agreed and understood that to the extent that any international Subsidiary that is created or acquired after the date hereof is a non-Credit Party (each, a “New Non-Credit Party Subsidiary”), the capitalization of such New Non-Credit Party Subsidiary shall come from sources other than the Company or any of its other Subsidiaries. Furthermore, the Company and its Subsidiaries (other than the New Non-Credit Party Subsidiaries) shall otherwise be prohibited from investing in, lending to, contributing and/or transferring any assets to and/or providing any form of financial assistance to, whether directly or indirectly, such New Non-Credit Party Subsidiary; provided that this prohibition does not limit the Company or a New Non-Credit Party Subsidiary from entering into a license agreement (to be negotiated on an arm’s length basis) to sell its instrumentation internationally on a cost plus basis.

6.12 Opinion. On the Closing Date, the Company will deliver to the Purchaser an opinion acceptable to the Purchaser from the Company’s in-house legal counsel.

6.13 Margin Stock. The Company will not permit any of the proceeds of the Note to be used directly or indirectly to “purchase” or “carry” “margin stock” or to repay indebtedness incurred to “purchase” or “carry” “margin stock” within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

6.14 Intentionally Omitted.

(a) Intentionally Omitted.

7. Covenants of the Purchaser. The Purchaser covenants and agrees with the Company as follows:

7.1 Confidentiality. The Purchaser will not disclose, and will not include in any public announcement, the name of the Company, unless expressly agreed to by the Company or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

7.2 Non-Public Information. The Purchaser will not effect any sales in the shares of the Company’s Common Stock while in possession of material, non-public information regarding the Company if such sales would violate applicable securities law.

7.3 Limitation on Acquisition of Common Stock of the Company. Notwithstanding anything to the contrary contained in this Agreement, any Related Agreement or any document, instrument or agreement entered into in connection with any other transactions between the Purchaser and the Company, the Purchaser may not acquire stock in the Company (including, without limitation, pursuant to a contract to purchase, by exercising an option or warrant, by converting any other security or instrument, by acquiring or exercising any other right to acquire, shares of stock or other security convertible into shares of stock in the Company, or otherwise, and such contracts, options, warrants, conversion or other rights shall not be enforceable or exercisable) to the extent such stock acquisition would cause any interest payable by the Company to the Purchaser not to qualify as “portfolio interest” within the meaning of Section 881(c)(2) of the Code, by reason of Section 881(c)(3) of the Code, taking into account the constructive ownership rules under Section 871(h)(3)(C) of the Code (the “Stock Acquisition Limitation”). The Stock Acquisition Limitation shall automatically become null and void without any notice to the Company upon the earlier to occur of either (a) the Company’s delivery to the Purchaser of a Notice of Prepayment (as defined in the Note) or (b) the existence of an Event of Default (as defined in the Note) at a time when the average closing price of the Company’s common stock as reported by Bloomberg, L.P. on the Principal Market for the immediately preceding five trading days is greater than or equal to $1.65.

8. Covenants of the Company and the Purchaser Regarding Indemnification.

8.1 Company Indemnification. The Company agrees to indemnify, hold harmless, reimburse and defend the Purchaser, each of the Purchaser’s officers, directors, agents, affiliates, control persons, and principal shareholders, against all claims, costs, expenses, liabilities, obligations, losses or damages (including reasonable legal fees) of any nature, incurred by or imposed upon the Purchaser which result, arise out of or are based upon: (i) any misrepresentation by the Company or any of its Subsidiaries or breach of any warranty by the Company or any of its Subsidiaries in this Agreement, any other Related Agreement or in any exhibits or schedules attached hereto or thereto; or (ii) any breach or default in performance by Company or any of its Subsidiaries of any covenant or undertaking to be performed by Company or any of its Subsidiaries hereunder, under any other Related Agreement or any other agreement entered into by the Company and/or any of its Subsidiaries and the Purchaser relating hereto or thereto.

8.2 Purchaser’s Indemnification. The Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company’s officers, directors, agents, affiliates, control persons and principal shareholders, at all times against any claims, costs, expenses, liabilities, obligations, losses or damages (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which result, arise out of or are based upon: (i) any misrepresentation by the Purchaser or breach of any warranty by the Purchaser in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement; or (ii) any breach or default in performance by the Purchaser of any covenant or undertaking to be performed by the Purchaser hereunder, or any other agreement entered into by the Company and the Purchaser relating hereto.

9. Intentionally Omitted.

9.1 Intentionally Omitted.

10. Intentionally Omitted.

10.1 Intentionally Omitted.

10.2 Intentionally Omitted.

11. Miscellaneous.

11.1 Governing Law, Jurisdiction and Waiver of Jury Trial.

(a) THIS AGREEMENT AND THE OTHER RELATED AGREEMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

(b) THE PARTIES HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY, ON THE ONE HAND, AND THE PURCHASER, ON THE OTHER HAND, PERTAINING TO THIS AGREEMENT OR ANY OF THE RELATED AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER RELATED AGREEMENTS; PROVIDED, THAT THE PURCHASER AND THE COMPANY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE PURCHASER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL (AS DEFINED IN EACH SECURITY DOCUMENT) OR ANY OTHER SECURITY FOR THE OBLIGATIONS (AS DEFINED IN EACH SECURITY DOCUMENT), OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE PURCHASER. THE COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE COMPANY HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE

BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE ADDRESS SET FORTH IN SECTION 11.9 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE COMPANY’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

(c) THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PURCHASER AND/OR THE COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, ANY OTHER RELATED AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

11.2 Severability. Wherever possible each provision of this Agreement and the Related Agreements shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or any Related Agreement shall be prohibited by or invalid or illegal under applicable law such provision shall be ineffective to the extent of such prohibition or invalidity or illegality, without invalidating the remainder of such provision or the remaining provisions thereof which shall not in any way be affected or impaired thereby.

11.3 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby to the extent provided therein. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument. All indemnities set forth herein and all rights to payment set forth in the Royalty Agreement shall survive the execution, delivery and termination of this Agreement and the Note and the making and repayment of the obligations arising hereunder, under the Note and under the other Related Agreements.

11.4 Successors. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person or entity which shall be a holder of the Securities from time to time, other than the holders of Common Stock which has been sold by the Purchaser pursuant to Rule 144 or an effective registration statement. The Purchaser shall not be permitted to assign its rights hereunder or under any Related Agreement to a competitor of the Company unless an Event of Default (as defined in the Note) has occurred and is continuing.

11.5 Entire Agreement; Maximum Interest. This Agreement, the Related Agreements, the exhibits and schedules hereto and thereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. Nothing contained in this Agreement, any Related Agreement or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum rate permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum rate permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Purchaser and thus refunded to the Company.

11.6 Amendment and Waiver.

(a) This Agreement may be amended or modified only upon the written consent of the Company and the Purchaser.

(b) The obligations of the Company and the rights of the Purchaser under this Agreement may be waived only with the written consent of the Purchaser.

(c) The obligations of the Purchaser and the rights of the Company under this Agreement may be waived only with the written consent of the Company.

11.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

11.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:

(a) upon personal delivery to the party to be notified;

(b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;

(c) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or

(d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

All communications shall be sent as follows:

If to the Company, to:	Biovest International, Inc. 377 Plantation Street Worcester, MA 01605
	Attention:	Chief Financial Officer
	Facsimile:	813-258-6912

with a copy to:

Nixon Peabody LLP 401 Ninth Street, N.W., Suite 900 Washington, DC 20004
	Attention:	Herbert F. Stevens, Esq.
	Facsimile:	202-585-8080

If to the Purchaser, to:	Valens Offshore SPV II, Corp. c/o Valens Capital Management LLC 335 Madison Avenue 10th Floor New York, New York 10017
	Attention:	Portfolio Services
	Facsimile:	212-581-5037

With a copy to:

Scott J. Giordano, Esq. Loeb & Loeb LLP 345 Park Avenue New York, New York 10154 Facsimile: 212-407-4990

or at such other address as the Company or the Purchaser may designate by written notice to the other parties hereto given in accordance herewith.

11.9 Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement or any Related Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement and/or such Related Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

11.10 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

11.11 Facsimile Signatures; Counterparts. This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement.

11.12 Broker’s Fees. Except as set forth on Schedule 11.12 hereof, each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 11.12 being untrue.

11.13 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Agreement and the Related Agreements and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement or any Related Agreement to favor any party against the other.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed the NOTE PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:		PURCHASER:

BIOVEST INTERNATIONAL, INC.		VALENS OFFSHORE SPV II, CORP.

By:	/s/ Steven Arikian	By:	Valens Capital Management, LLC, its investment manager
Name:	/s/ Steven Arikian, M.D.	Name:	/s/ Patrick Regan
Title:	Chairman & CEO	Title:	Authorized Signatory

EXHIBIT A

FORM OF SECURED PROMISSORY NOTE

EXHIBIT B

FORM OF ESCROW AGREEMENT

Exhibit 10.3

FUNDS ESCROW AGREEMENT

This Funds Escrow Agreement (this “Agreement”) is dated as of the 30th day of October 2007 among BIOVEST INTERNATIONAL, INC., a Delaware corporation (the “Company”), VALENS OFFSHORE SPV II, CORP. (the “Purchaser”), and Loeb & Loeb LLP (the “Escrow Agent”):

WITNESSETH:

WHEREAS, the Purchaser has advised the Escrow Agent that the Company and the Purchaser have entered into a Note Purchase Agreement (the “Note Purchase Agreement”) for the sale by the Company to the Purchaser of a secured promissory note (the “Secured Promissory Note”);

WHEREAS, the Company and the Purchaser wish to deliver to the Escrow Agent copies of the Documents (as hereafter defined) and, following the satisfaction of all closing conditions relating to the Documents, the Purchaser to deliver the Escrowed Payment (as hereafter defined), in each case, to be held and released by Escrow Agent in accordance with the terms and conditions of this Agreement; and

WHEREAS, the Escrow Agent is willing to serve as escrow agent pursuant to the terms and conditions of this Agreement;

NOW THEREFORE, the parties agree as follows:

ARTICLE I

INTERPRETATION

1.1 Definitions. Whenever used in this Agreement, the following terms shall have the meanings set forth below.

(a) “Agreement” means this Agreement, as amended, modified and/or supplemented from time to time by written agreement among the parties hereto.

(b) “Closing Payments” means the closing payments to be paid under the terms of the Note Purchase Agreement.

(c) “Disbursement Letter” means that certain letter delivered to the Escrow Agent by the Company, acceptable in form and substance to the Purchaser, setting forth wire instructions and amounts to be funded at the Closing.

(d) “Documents” means copies of the Disbursement Letter, the Note Purchase Agreement and the Secured Promissory Note.

(e) “Escrowed Payment” means $255,000.

1.2 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the arrangement with the Escrow Agent and supersedes all prior agreements, understandings, negotiations and discussions of the parties, whether oral or written with respect to the arrangement with the Escrow Agent. There are no warranties, representations and other agreements made by the parties in connection with the arrangement with the Escrow Agent except as specifically set forth in this Agreement.

1.3 Extended Meanings. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders. The word “person” includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.

1.4 Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, in each case only by a written instrument signed by all parties hereto, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

1.5 Headings. The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.6 Law Governing this Agreement; Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. With respect to any suit, action or proceeding relating to this Agreement or to the transactions contemplated hereby (“Proceedings”), each party hereto irrevocably submits to the exclusive jurisdiction of the courts of the County of New York, State of New York and the United States District court located in the county of New York in the State of New York. Each party hereto hereby irrevocably and unconditionally (a) waives trial by jury in any Proceeding relating to this Agreement and for any related counterclaim and (b) waives any objection which it may have at any time to the laying of venue of any Proceeding brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have jurisdiction over such party. As between the Company and the Purchaser, the prevailing party shall be entitled to recover from the other party its reasonable attorneys’ fees and costs. In the event that any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, then the remainder of this Agreement shall not be affected and shall remain in full force and effect.

1.7 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Agreement and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

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ARTICLE II

APPOINTMENT OF AND DELIVERIES TO THE ESCROW AGENT

2.1 Appointment. The Company and the Purchaser hereby irrevocably designate and appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent by its execution and delivery of this Agreement hereby accepts such appointment under the terms and conditions set forth herein.

2.2 Copies of Documents to Escrow Agent. On or about the date hereof, the Purchaser and the Company shall deliver to the Escrow Agent copies of the Documents executed by such parties.

2.3 Delivery of Escrowed Payment to Escrow Agent. Following the satisfaction of all closing conditions relating to the Documents (other than the funding of the Escrowed Payment), the Purchaser shall deliver to the Escrow Agent the Escrowed Payment. At such time, the Escrow Agent shall hold the Escrowed Payment as agent for the Company, subject to the terms and conditions of this Agreement.

2.4 Intention to Create Escrow Over the Escrowed Payment. The Purchaser and the Company intend that the Escrowed Payment shall be held in escrow by the Escrow Agent and released from escrow by the Escrow Agent only in accordance with the terms and conditions of this Agreement.

ARTICLE III

RELEASE OF ESCROW

3.1 Release of Escrow. Subject to the provisions of Section 4.2, the Escrow Agent shall release the Escrowed Payment from escrow as follows:

(a) Upon receipt by the Escrow Agent of (i) oral instructions from David Grin and/or Eugene Grin (each of whom is a director of the Purchaser) consenting to the release of the Escrowed Payment from escrow in accordance with the Disbursement Letter following the Escrow Agent’s receipt of the Escrowed Payment, (ii) the Disbursement Letter, and (iii) the Escrowed Payment, the Escrowed Payment shall promptly be disbursed in accordance with the Disbursement Letter. The Disbursement Letter shall include, without limitation, Escrow Agent’s authorization to retain from the Escrowed Payment the Escrow Agent’s fee as set forth on Schedule A hereto for acting as Escrow Agent hereunder and payment of the Closing Payments, each in accordance with the Disbursement Letter.

(b) Upon receipt by the Escrow Agent of a final and non-appealable judgment, order, decree or award of a court of competent jurisdiction (a “Court Order”) relating to the Escrowed Payment, the Escrow Agent shall remit the Escrowed Payment

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in accordance with the Court Order. Any Court Order shall be accompanied by an opinion of counsel for the party presenting the Court Order to the Escrow Agent (which opinion shall be satisfactory to the Escrow Agent) to the effect that the court issuing the Court Order is a court of competent jurisdiction and that the Court Order is final and non-appealable.

3.2 Acknowledgement of Company and Purchaser; Disputes. The Company and the Purchaser acknowledge that the only terms and conditions upon which the Escrowed Payment are to be released from escrow are as set forth in Sections 3 and 4 of this Agreement. The Company and the Purchaser reaffirm their agreement to abide by the terms and conditions of this Agreement with respect to the release of the Escrowed Payment. Any dispute with respect to the release of the Escrowed Payment shall be resolved pursuant to Section 4.2 or by written agreement between the Company and Purchaser.

ARTICLE IV

CONCERNING THE ESCROW AGENT

4.1 Duties and Responsibilities of the Escrow Agent. The Escrow Agent’s duties and responsibilities shall be subject to the following terms and conditions:

(a) The Purchaser and the Company acknowledge and agree that the Escrow Agent (i) shall not be required to inquire into whether the Purchaser, the Company or any other party is entitled to receipt of any Document or all or any portion of the Escrowed Payment; (ii) shall not be called upon to construe or review any Document or any other document, instrument or agreement entered into in connection therewith; (iii) shall be obligated only for the performance of such duties as are specifically assumed by the Escrow Agent pursuant to this Agreement; (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by the Escrow Agent in good faith to be genuine and to have been signed or presented by the proper person or party, without being required to determine the authenticity or correctness of any fact stated therein or the propriety or validity or the service thereof; (v) may assume that any person purporting to give notice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so; (vi) shall not be responsible for the identity, authority or rights of any person, firm or company executing or delivering or purporting to execute or deliver this Agreement or any Document or any funds deposited hereunder or any endorsement thereon or assignment thereof; (vii) shall not be under any duty to give the property held by Escrow Agent hereunder any greater degree of care than Escrow Agent gives its own similar property; and (viii) may consult counsel satisfactory to Escrow Agent (including, without limitation, Loeb & Loeb, LLP or such other counsel of Escrow Agent’s choosing), the opinion of such counsel to be full and complete authorization and protection in respect of any action taken, suffered or omitted by Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

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(b) The Purchaser and the Company acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and that the Escrow Agent shall not be liable for any action taken by Escrow Agent in good faith and believed by Escrow Agent to be authorized or within the rights or powers conferred upon Escrow Agent by this Agreement. The Purchaser and the Company hereby, jointly and severally, indemnify and hold harmless the Escrow Agent and any of Escrow Agent’s partners, employees, agents and representatives from and against any and all actions taken or omitted to be taken by Escrow Agent or any of them hereunder and any and all claims, losses, liabilities, costs, damages and expenses suffered and/or incurred by the Escrow Agent arising in any manner whatsoever out of the transactions contemplated by this Agreement and/or any transaction related in any way hereto, including the fees of outside counsel and other costs and expenses of defending itself against any claims, losses, liabilities, costs, damages and expenses arising in any manner whatsoever out the transactions contemplated by this Agreement and/or any transaction related in any way hereto, except for such claims, losses, liabilities, costs, damages and expenses incurred by reason of the Escrow Agent’s gross negligence or willful misconduct. The Escrow Agent shall owe a duty only to the Purchaser and the Company under this Agreement and to no other person.

(c) The Purchaser and the Company shall jointly and severally reimburse the Escrow Agent for its reasonable out-of-pocket expenses (including counsel fees (which counsel may be Loeb & Loeb LLP or such other counsel of the Escrow Agent’s choosing) incurred in connection with the performance of its duties and responsibilities hereunder, which shall not (subject to Section 4.1(b)) exceed $1,000.

(d) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving five (5) business days prior written notice of resignation to the Purchaser and the Company. Prior to the effective date of resignation as specified in such notice, the Purchaser and Company will issue to the Escrow Agent a joint instruction authorizing delivery of the Documents and the Escrowed Payment to a substitute Escrow Agent selected by the Purchaser and the Company. If no successor Escrow Agent is named by the Purchaser and the Company, the Escrow Agent may apply to a court of competent jurisdiction in the State of New York for appointment of a successor Escrow Agent, and deposit the Documents and the Escrowed Payment with the clerk of any such court, and/or otherwise commence an interpleader or similar action for a determination of where to deposit the same.

(e) The Escrow Agent does not have and will not have any interest in the Documents and the Escrowed Payment, but is serving only as escrow agent, having only possession thereof.

(f) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized hereby or within the rights or powers conferred upon it hereunder, nor for action taken or omitted by it in good faith, and in accordance with advice of counsel (which counsel may be Loeb & Loeb LLP or such other counsel of the Escrow Agent’s choosing), and shall not be liable for any mistake of fact or error of judgment or for any acts or omissions of any kind except to the extent any such liability arose from its own willful misconduct or gross negligence.

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(g) This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Agreement.

(h) The Escrow Agent shall be permitted to act as counsel for the Purchaser or the Company, as the case may be, in any dispute as to the disposition of the Documents and the Escrowed Payment, in any other dispute between the Purchaser and the Company, whether or not the Escrow Agent is then holding the Documents and/or the Escrowed Payment and continues to act as the Escrow Agent hereunder.

(i) The provisions of this Section 4.1 shall survive the resignation of the Escrow Agent or the termination of this Agreement.

4.2 Dispute Resolution; Judgments. Resolution of disputes arising under this Agreement shall be subject to the following terms and conditions:

(a) If any dispute shall arise with respect to the delivery, ownership, right of possession or disposition of the Documents and/or the Escrowed Payment, or if the Escrow Agent shall in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be authorized, without liability to anyone, to (i) refrain from taking any action other than to continue to hold the Documents and the Escrowed Payment pending receipt of a joint instruction from the Purchaser and the Company, (ii) commence an interpleader or similar action, suit or proceeding for the resolution of any such dispute; and/or (iii) deposit the Documents and the Escrowed Payment with any court of competent jurisdiction in the State of New York, in which event the Escrow Agent shall give written notice thereof to the Purchaser and the Company and shall thereupon be relieved and discharged from all further obligations pursuant to this Agreement. The Escrow Agent may, but shall be under no duty to, institute or defend any legal proceedings which relate to the Documents and the Escrowed Payment. The Escrow Agent shall have the right to retain counsel if it becomes involved in any disagreement, dispute or litigation on account of this Agreement or otherwise determines that it is necessary to consult counsel which such counsel may be Loeb & Loeb LLP or such other counsel of the Escrow Agent’s choosing.

(b) The Escrow Agent is hereby expressly authorized to comply with and obey any Court Order. In case the Escrow Agent obeys or complies with a Court Order, the Escrow Agent shall not be liable to the Purchaser and the Company or to any other person, firm, company or entity by reason of such compliance.

ARTICLE V

GENERAL MATTERS

5.1 Termination. This escrow shall terminate upon disbursement of the Escrowed Payment in accordance with the terms of this Agreement or earlier upon the agreement in writing of the Purchaser and the Company or resignation of the Escrow Agent in accordance with the terms hereof.

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5.2 Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given one (1) day after being sent by telecopy (with copy delivered by overnight courier, regular or certified mail):

(a)	If to the Company, to:	Biovest International, Inc.
377 Plantation Street
Worcester, MA 01605
Fax: (508) 798-0899
Attention: Chief Financial Officer

	With a copy to:	Nixon Peabody LLP
401 Ninth Street, N.W., Suite 900
Washington, DC 20004
Attention: Herbert F. Stevens, Esq.
Facsimile: (202) 585-8080

(b)	If to the Purchaser, to:	Valens Offshore SPV II, Corp.
c/o Valens Capital Management, LLC
335 Madison Avenue, 10th Floor
New York, New York 10017
Fax: (212) 581-037
Attention: Portfolio Services

(c)	If to the Escrow Agent, to:	Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Fax:(212) 407-4990
Attention: Scott J. Giordano, Esq.

or to such other address as any of them shall give to the others by notice made pursuant to this Section 5.2.

5.3 Interest. The Escrowed Payment shall not be held in an interest bearing account nor will interest be payable in connection therewith.

5.4 Assignment; Binding Agreement. Neither this Agreement nor any right or obligation hereunder shall be assignable by any party without the prior written consent of the other parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.

5.5 Invalidity. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

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5.6 Counterparts/Execution. This Agreement may be executed in any number of counterparts and by different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same agreement. This Agreement may be executed by facsimile transmission.

[Remainder of Page Intentionally Left Blank,

Signatures Appear on Following Page]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

COMPANY:

BIOVEST INTERNATIONAL, INC.

By:	/s/ Steven Arikian
Name:	Steven Arikian, M.D.
Title:	Chairman & CEO

PURCHASER:

VALENS OFFSHORE SPV II, CORP.

By: Valens Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

ESCROW AGENT:

LOEB & LOEB LLP

By:	/s/ Scott J. Giordano
Name:	Scott J. Giordano
Title:	Partner

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Exhibit 10.4

FUNDS ESCROW AGREEMENT

This Funds Escrow Agreement (this “Agreement”) is dated as of the 30th day of October 2007 among BIOVEST INTERNATIONAL, INC., a Delaware corporation (the “Company”), VALENS U.S. SPV I, LLC (the “Purchaser”), and Loeb & Loeb LLP (the “Escrow Agent”):

WITNESSET:

WHEREAS, the Purchaser has advised the Escrow Agent that the Company and the Purchaser have entered into a Note Purchase Agreement (the “Note Purchase Agreement”) for the sale by the Company to the Purchaser of a secured promissory note (the “Secured Promissory Note”);

WHEREAS, the Company and the Purchaser wish to deliver to the Escrow Agent copies of the Documents (as hereafter defined) and, following the satisfaction of all closing conditions relating to the Documents, the Purchaser to deliver the Escrowed Payment (as hereafter defined), in each case, to be held and released by Escrow Agent in accordance with the terms and conditions of this Agreement; and

WHEREAS, the Escrow Agent is willing to serve as escrow agent pursuant to the terms and conditions of this Agreement;

NOW THEREFORE, the parties agree as follows:

ARTICLE I

INTERPRETATION

1.1 Definitions. Whenever used in this Agreement, the following terms shall have the meanings set forth below.

(a) “Agreement” means this Agreement, as amended, modified and/or supplemented from time to time by written agreement among the parties hereto.

(b) “Closing Payments” means the closing payments to be paid under the terms of the Note Purchase Agreement.

(c) “Disbursement Letter” means that certain letter delivered to the Escrow Agent by the Company, acceptable in form and substance to the Purchaser, setting forth wire instructions and amounts to be funded at the Closing.

(d) “Documents” means copies of the Disbursement Letter, the Note Purchase Agreement and the Secured Promissory Note.

(e) “Escrowed Payment” means $245,000.

1.2 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the arrangement with the Escrow Agent and supersedes all prior agreements, understandings, negotiations and discussions of the parties, whether oral or written with respect to the arrangement with the Escrow Agent. There are no warranties, representations and other agreements made by the parties in connection with the arrangement with the Escrow Agent except as specifically set forth in this Agreement.

1.3 Extended Meanings. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders. The word “person” includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.

1.4 Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, in each case only by a written instrument signed by all parties hereto, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

1.5 Headings. The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.6 Law Governing this Agreement; Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. With respect to any suit, action or proceeding relating to this Agreement or to the transactions contemplated hereby (“Proceedings”), each party hereto irrevocably submits to the exclusive jurisdiction of the courts of the County of New York, State of New York and the United States District court located in the county of New York in the State of New York. Each party hereto hereby irrevocably and unconditionally (a) waives trial by jury in any Proceeding relating to this Agreement and for any related counterclaim and (b) waives any objection which it may have at any time to the laying of venue of any Proceeding brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have jurisdiction over such party. As between the Company and the Purchaser, the prevailing party shall be entitled to recover from the other party its reasonable attorneys’ fees and costs. In the event that any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, then the remainder of this Agreement shall not be affected and shall remain in full force and effect.

1.7 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Agreement and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

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ARTICLE II

APPOINTMENT OF AND DELIVERIES TO THE ESCROW AGENT

2.1 Appointment. The Company and the Purchaser hereby irrevocably designate and appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent by its execution and delivery of this Agreement hereby accepts such appointment under the terms and conditions set forth herein.

2.2 Copies of Documents to Escrow Agent. On or about the date hereof, the Purchaser and the Company shall deliver to the Escrow Agent copies of the Documents executed by such parties.

2.3 Delivery of Escrowed Payment to Escrow Agent. Following the satisfaction of all closing conditions relating to the Documents (other than the funding of the Escrowed Payment), the Purchaser shall deliver to the Escrow Agent the Escrowed Payment. At such time, the Escrow Agent shall hold the Escrowed Payment as agent for the Company, subject to the terms and conditions of this Agreement.

2.4 Intention to Create Escrow Over the Escrowed Payment. The Purchaser and the Company intend that the Escrowed Payment shall be held in escrow by the Escrow Agent and released from escrow by the Escrow Agent only in accordance with the terms and conditions of this Agreement.

ARTICLE III

RELEASE OF ESCROW

3.1 Release of Escrow. Subject to the provisions of Section 4.2, the Escrow Agent shall release the Escrowed Payment from escrow as follows:

(a) Upon receipt by the Escrow Agent of (i) oral instructions from David Grin and/or Eugene Grin (each of whom is a director of the Purchaser) consenting to the release of the Escrowed Payment from escrow in accordance with the Disbursement Letter following the Escrow Agent’s receipt of the Escrowed Payment, (ii) the Disbursement Letter, and (iii) the Escrowed Payment, the Escrowed Payment shall promptly be disbursed in accordance with the Disbursement Letter. The Disbursement Letter shall include, without limitation, Escrow Agent’s authorization to retain from the Escrowed Payment the Escrow Agent’s fee as set forth on Schedule A hereto for acting as Escrow Agent hereunder and payment of the Closing Payments, each in accordance with the Disbursement Letter.

(b) Upon receipt by the Escrow Agent of a final and non-appealable judgment, order, decree or award of a court of competent jurisdiction (a “Court Order”) relating to the Escrowed Payment, the Escrow Agent shall remit the Escrowed Payment in accordance with the Court Order. Any Court Order shall be accompanied by an opinion of counsel for the party presenting the Court Order to the Escrow Agent (which opinion shall be satisfactory to the Escrow Agent) to the effect that the court issuing the Court Order is a court of competent jurisdiction and that the Court Order is final and non-appealable.

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3.2 Acknowledgement of Company and Purchaser; Disputes. The Company and the Purchaser acknowledge that the only terms and conditions upon which the Escrowed Payment are to be released from escrow are as set forth in Sections 3 and 4 of this Agreement. The Company and the Purchaser reaffirm their agreement to abide by the terms and conditions of this Agreement with respect to the release of the Escrowed Payment. Any dispute with respect to the release of the Escrowed Payment shall be resolved pursuant to Section 4.2 or by written agreement between the Company and Purchaser.

ARTICLE IV

CONCERNING THE ESCROW AGENT

4.1 Duties and Responsibilities of the Escrow Agent. The Escrow Agent’s duties and responsibilities shall be subject to the following terms and conditions:

(a) The Purchaser and the Company acknowledge and agree that the Escrow Agent (i) shall not be required to inquire into whether the Purchaser, the Company or any other party is entitled to receipt of any Document or all or any portion of the Escrowed Payment; (ii) shall not be called upon to construe or review any Document or any other document, instrument or agreement entered into in connection therewith; (iii) shall be obligated only for the performance of such duties as are specifically assumed by the Escrow Agent pursuant to this Agreement; (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by the Escrow Agent in good faith to be genuine and to have been signed or presented by the proper person or party, without being required to determine the authenticity or correctness of any fact stated therein or the propriety or validity or the service thereof; (v) may assume that any person purporting to give notice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so; (vi) shall not be responsible for the identity, authority or rights of any person, firm or company executing or delivering or purporting to execute or deliver this Agreement or any Document or any funds deposited hereunder or any endorsement thereon or assignment thereof; (vii) shall not be under any duty to give the property held by Escrow Agent hereunder any greater degree of care than Escrow Agent gives its own similar property; and (viii) may consult counsel satisfactory to Escrow Agent (including, without limitation, Loeb & Loeb, LLP or such other counsel of Escrow Agent’s choosing), the opinion of such counsel to be full and complete authorization and protection in respect of any action taken, suffered or omitted by Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

(b) The Purchaser and the Company acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and that the Escrow Agent shall not be liable for any action taken by Escrow Agent in good faith and believed by Escrow Agent to be authorized or within the rights or powers conferred upon Escrow Agent by this

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Agreement. The Purchaser and the Company hereby, jointly and severally, indemnify and hold harmless the Escrow Agent and any of Escrow Agent’s partners, employees, agents and representatives from and against any and all actions taken or omitted to be taken by Escrow Agent or any of them hereunder and any and all claims, losses, liabilities, costs, damages and expenses suffered and/or incurred by the Escrow Agent arising in any manner whatsoever out of the transactions contemplated by this Agreement and/or any transaction related in any way hereto, including the fees of outside counsel and other costs and expenses of defending itself against any claims, losses, liabilities, costs, damages and expenses arising in any manner whatsoever out the transactions contemplated by this Agreement and/or any transaction related in any way hereto, except for such claims, losses, liabilities, costs, damages and expenses incurred by reason of the Escrow Agent’s gross negligence or willful misconduct. The Escrow Agent shall owe a duty only to the Purchaser and the Company under this Agreement and to no other person.

(c) The Purchaser and the Company shall jointly and severally reimburse the Escrow Agent for its reasonable out-of-pocket expenses (including counsel fees (which counsel may be Loeb & Loeb LLP or such other counsel of the Escrow Agent’s choosing) incurred in connection with the performance of its duties and responsibilities hereunder, which shall not (subject to Section 4.1(b)) exceed $1,000.

(d) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving five (5) business days prior written notice of resignation to the Purchaser and the Company. Prior to the effective date of resignation as specified in such notice, the Purchaser and Company will issue to the Escrow Agent a joint instruction authorizing delivery of the Documents and the Escrowed Payment to a substitute Escrow Agent selected by the Purchaser and the Company. If no successor Escrow Agent is named by the Purchaser and the Company, the Escrow Agent may apply to a court of competent jurisdiction in the State of New York for appointment of a successor Escrow Agent, and deposit the Documents and the Escrowed Payment with the clerk of any such court, and/or otherwise commence an interpleader or similar action for a determination of where to deposit the same.

(e) The Escrow Agent does not have and will not have any interest in the Documents and the Escrowed Payment, but is serving only as escrow agent, having only possession thereof.

(f) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized hereby or within the rights or powers conferred upon it hereunder, nor for action taken or omitted by it in good faith, and in accordance with advice of counsel (which counsel may be Loeb & Loeb LLP or such other counsel of the Escrow Agent’s choosing), and shall not be liable for any mistake of fact or error of judgment or for any acts or omissions of any kind except to the extent any such liability arose from its own willful misconduct or gross negligence.

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(g) This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Agreement.

(h) The Escrow Agent shall be permitted to act as counsel for the Purchaser or the Company, as the case may be, in any dispute as to the disposition of the Documents and the Escrowed Payment, in any other dispute between the Purchaser and the Company, whether or not the Escrow Agent is then holding the Documents and/or the Escrowed Payment and continues to act as the Escrow Agent hereunder.

(i) The provisions of this Section 4.1 shall survive the resignation of the Escrow Agent or the termination of this Agreement.

4.2 Dispute Resolution; Judgments. Resolution of disputes arising under this Agreement shall be subject to the following terms and conditions:

(a) If any dispute shall arise with respect to the delivery, ownership, right of possession or disposition of the Documents and/or the Escrowed Payment, or if the Escrow Agent shall in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be authorized, without liability to anyone, to (i) refrain from taking any action other than to continue to hold the Documents and the Escrowed Payment pending receipt of a joint instruction from the Purchaser and the Company, (ii) commence an interpleader or similar action, suit or proceeding for the resolution of any such dispute; and/or (iii) deposit the Documents and the Escrowed Payment with any court of competent jurisdiction in the State of New York, in which event the Escrow Agent shall give written notice thereof to the Purchaser and the Company and shall thereupon be relieved and discharged from all further obligations pursuant to this Agreement. The Escrow Agent may, but shall be under no duty to, institute or defend any legal proceedings which relate to the Documents and the Escrowed Payment. The Escrow Agent shall have the right to retain counsel if it becomes involved in any disagreement, dispute or litigation on account of this Agreement or otherwise determines that it is necessary to consult counsel which such counsel may be Loeb & Loeb LLP or such other counsel of the Escrow Agent’s choosing.

(b) The Escrow Agent is hereby expressly authorized to comply with and obey any Court Order. In case the Escrow Agent obeys or complies with a Court Order, the Escrow Agent shall not be liable to the Purchaser and the Company or to any other person, firm, company or entity by reason of such compliance.

ARTICLE V

GENERAL MATTERS

5.1 Termination. This escrow shall terminate upon disbursement of the Escrowed Payment in accordance with the terms of this Agreement or earlier upon the agreement in writing of the Purchaser and the Company or resignation of the Escrow Agent in accordance with the terms hereof.

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5.2 Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given one (1) day after being sent by telecopy (with copy delivered by overnight courier, regular or certified mail):

(a)	If to the Company, to:	Biovest International, Inc.
377 Plantation Street
Worcester, MA 01605
Fax: (508) 798-0899
Attention: Chief Financial Officer

	With a copy to:	Nixon Peabody LLP
401 Ninth Street, N.W., Suite 900
Washington, DC 20004
Attention: Herbert F. Stevens, Esq.
Facsimile: (202) 585-8080

(b)	If to the Purchaser, to:	Valens U.S. SPV I, LLC
c/o Valens Capital Management, LLC
335 Madison Avenue, 10th Floor
New York, New York 10017
Fax: (212) 581-037
Attention: Portfolio Services

(c)	If to the Escrow Agent, to:	Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Fax:(212) 407-4990
Attention: Scott J. Giordano, Esq.

or to such other address as any of them shall give to the others by notice made pursuant to this Section 5.2.

5.3 Interest. The Escrowed Payment shall not be held in an interest bearing account nor will interest be payable in connection therewith.

5.4 Assignment; Binding Agreement. Neither this Agreement nor any right or obligation hereunder shall be assignable by any party without the prior written consent of the other parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.

5.5 Invalidity. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

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5.6 Counterparts/Execution. This Agreement may be executed in any number of counterparts and by different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same agreement. This Agreement may be executed by facsimile transmission.

[Remainder of Page Intentionally Left Blank,

Signatures Appear on Following Page]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

COMPANY:

BIOVEST INTERNATIONAL, INC.

By:	/s/ Steven Arikian
Name:	Steven Arikian, M.D.
Title:	Chairman & CEO

PURCHASER:

VALENS U.S. SPV I, LLC

By: Valens Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

ESCROW AGENT:

LOEB & LOEB LLP

By:	/s/ Scott J. Giordano
Name:	Scott J. Giordano
Title:	Partner

9

Exhibit 10.5

SECURED PROMISSORY NOTE

Amount: $255,000.00	Date: October 30, 2007

FOR VALUE RECEIVED, BIOVEST INTERNATIONAL, INC., a Delaware corporation (the “Company”), promises to pay to VALENS OFFSHORE SPV II, CORP. c/o Valens Capital Management, LLC, 335 Madison Avenue, 10th Floor, New York, New York 10017, Fax: 212-581-5037 (the “Holder”) or its registered assigns or successors in interest, the sum of Two Hundred Fifty-Five Thousand Dollars ($255,000), together with any accrued and unpaid interest hereon, on March 31, 2009 (the “Maturity Date”) if not sooner paid in full.

Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Note Purchase Agreement dated as of the date hereof by and between the Company and the Holder (as amended, modified and/or supplemented from time to time, the “Purchase Agreement”).

The following terms shall apply to this Secured Promissory Note (this “Note”):

ARTICLE I

CONTRACT RATE AND AMORTIZATION

1.1 Contract Rate. Subject to Sections 3.2 and 4.10, interest payable on the outstanding principal amount of this Note (the “Principal Amount”) shall accrue at a rate per annum equal to the “prime rate” published in The Wall Street Journal from time to time (the “Prime Rate”), plus two percent (2.0%) (collectively with the Prime Rate hereinafter, the “Contract Rate”). The Contract Rate shall be increased or decreased as the case may be for each increase or decrease in the Prime Rate in an amount equal to such increase or decrease in the Prime Rate; each change to be effective as of the day of the change in the Prime Rate, except, the Contract Rate shall not at any time be less than an aggregate amount equivalent to nine percent (9.0%). Interest shall be calculated on the basis of a 360 day year. Interest on the Principal Amount shall be payable monthly, in arrears, commencing on November 1, 2007, on the first business day of each consecutive calendar month thereafter through and including the Maturity Date, and on the Maturity Date, whether by acceleration or otherwise.

1.2 Contract Rate Payments. The Contract Rate shall be calculated on the last business day of each calendar month hereafter (other than for increases or decreases in the Prime Rate which shall be calculated and become effective in accordance with the terms of Section 1.1) until the Maturity Date.

1.3 Disbursement. On the date of issuance of this Note, the Holder shall make an initial loan disbursement to the Company in the amount of Two Hundred Fifty-Five Thousand Dollars ($255,000).

1.4 Principal Payments. Any outstanding Principal Amount together with any accrued and unpaid interest and any and all other unpaid amounts which are then owing by the Company to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement shall be due and payable on the Maturity Date.

ARTICLE II

PREPAYMENT

2.1 Optional Prepayment of Principal Amount. The Company may prepay outstanding Principal Amount, in whole or in part, (the “Optional Prepayment”) by paying to the Holder a sum of money equal to the Principal Amount to be prepaid together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note, the Purchase Agreement or any other Related Agreement (the “Prepayment Amount”) outstanding on the Prepayment Payment Date (as defined below). The Company shall deliver to the Holder a written notice of prepayment (the “Notice of Prepayment”) specifying the date for such Optional Prepayment (the “Prepayment Payment Date”), which date shall be no more than seven (7) business days after the date of the Notice of Prepayment (the “Prepayment Period”). On the Prepayment Payment Date, the Prepayment Amount must be paid in immediately available funds to the Holder. In the event the Company fails to pay the Prepayment Amount on the Prepayment Payment Date as set forth herein, then such Notice of Prepayment will be null and void.

ARTICLE III

EVENTS OF DEFAULT

3.1 Events of Default. The occurrence of any of the following events set forth in this Section 3.1 shall constitute an event of default (“Event of Default”) hereunder:

(a) Failure to Pay. The Company fails to pay when due any installment of principal, interest or other fees hereon in accordance herewith, or the Company fails to pay any of the other Obligations (under and as defined in the Master Security Agreement) when due, and, in any such case, such failure shall continue unremedied for a period of five (5) days following the date upon which any such payment was due.

(b) Breach of Covenant. The Company or any of its Subsidiaries breaches any covenant or any other term or condition of this Note in any material respect and such breach, if subject to cure, continues unremedied for a period of thirty (30) days after the occurrence thereof.

(c) Breach of Representations and Warranties. Any representation, warranty or statement made or furnished by the Company or any of its Subsidiaries in this Note, the Purchase Agreement or any other Related Agreement shall at any time be false or misleading in any material respect on the date as of which made or deemed made.

(d) Default Under Other Agreements. The occurrence of any default (or similar term) in the observance or performance of any other agreement or condition relating to any indebtedness for borrowed money or contingent obligation of the Company or any of its Subsidiaries, beyond the period of grace (if any), the effect of which default is to cause, or permit the holder or holders of such indebtedness or beneficiary or beneficiaries of such contingent obligation to cause, such indebtedness to become due prior to its stated maturity or such contingent obligation to become payable; provided that, an Event of Default shall not arise under this Section 3.1(d) to the extent that the amount of such indebtedness or contingent obligation under which a default has occurred, (x) is not in excess of $100,000 in any single instance and (y) when added to all other indebtedness or contingent obligations under which a default (or similar term) has occurred, is not in excess of $250,000 in the aggregate;

(e) Material Adverse Effect. Any change or the occurrence of any event which could reasonably be expected to have a Material Adverse Effect.

(f) Bankruptcy. The Company or any of its Subsidiaries shall (i) apply for, consent to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, without challenge within ten (10) days of the filing thereof, or failure to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

(g) Judgments. Attachments or levies in excess of $100,000 in the aggregate are made upon the Company or any of its Subsidiary’s assets or a judgment is rendered against the Company’s property involving a liability of more than $100,000 which shall not have been vacated, discharged, stayed or bonded within thirty (30) days from the entry thereof;

(h) Insolvency. The Company or any of its Subsidiaries shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

(i) Change of Control. A Change of Control (as defined below) shall occur with respect to the Company, unless Holder shall have expressly consented to such Change of Control in writing. A “Change of Control” shall mean any event or circumstance as a result of which (i) any “Person” or “group” (as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act, as in effect on the date hereof), other than the Holder, is or becomes the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of 40% or more on a fully diluted basis of the then outstanding voting equity interest in the Company, (ii) the Board of Directors of the Company shall cease to consist of a majority of the Company’s board of directors on the date hereof (or directors appointed by a majority of the board of directors in effect immediately prior to such appointment), (iii) the Company or any of its Subsidiaries merges or consolidates with, or sells all or substantially all of its assets to, any other person or entity or (iv) Dr. Francis O’Donnell shall cease to be a voting member of the Board of Directors of the Company; provided, however, that with respect to sub-section (ii) above, a reduction in the Board of Directors of the Company of designees of the Parent shall not constitute a Change of Control, and provided, further, that with respect to sub-sections (i) and (iii) above, a reduction in the Parent’s ownership in the Company as a result of any dilution of its equity interest in the Company or sale, distribution or other transfer of all or part of its equity interest in the Company shall not constitute a Change of Control.

(j) Indictment; Proceedings. The indictment or threatened indictment of the Company or any of its Subsidiaries or any executive officer of the Company or any of its Subsidiaries under any criminal statute, or commencement or threatened commencement of criminal or civil proceeding against the Company or any of its Subsidiaries or any executive officer of the Company or any of its Subsidiaries pursuant to which statute or proceeding penalties or remedies sought or available include forfeiture of any material portion of the property of the Company or any of its Subsidiaries, if any;

(k) The Purchase Agreement and Related Agreements. (i) An Event of Default shall occur under and as defined in the Purchase Agreement or any other Related Agreement, (ii) the Company or any of its Subsidiaries shall breach any term or provision of the Purchase Agreement or any other Related Agreement in any material respect and such breach, if capable of cure, continues unremedied for a period of fifteen (15) days after the occurrence thereof, (iii) the Company or any of its Subsidiaries attempts to terminate, challenges the validity of, or its liability under, the Purchase Agreement or any Related Agreement, (iv) any proceeding shall be brought to challenge the validity, binding effect of the Purchase Agreement or any Related Agreement or (v) the Purchase Agreement or any Related Agreement ceases to be a valid, binding and enforceable obligation of the Company or any of its Subsidiaries (to the extent such persons or entities are a party thereto);

(l) Stop Trade. An SEC stop trade order or Principal Market trading suspension of the Common Stock shall be in effect for five (5) consecutive days or five (5) days during a period of ten (10) consecutive days, excluding in all cases a suspension of all trading on a Principal Market, provided that the Company shall not have been able to cure such trading suspension within thirty (30) days of the notice thereof or list the Common Stock on another Principal Market within sixty (60) days of such notice; or

(m) Failure to Deliver Replacement Note. The Company shall be required to issue a replacement Note to the Holder pursuant to the terms of this Note and/or the Purchase Agreement and the Company shall fail to deliver such replacement Note within seven (7) business days.

(n) The Valens U.S. Purchase Agreement and Related Agreements. (i) An Event of Default shall occur under and as defined in the Note Purchase Agreement dated as of the date hereof by and between the Company and Valens U.S. SPV I, LLC (as amended, modified and/or supplemented from time to time, the “Valens U.S. Purchase Agreement”) or any other Related Agreement (as defined in the Valens U.S. Purchase Agreement), (ii) the Company or any of its Subsidiaries shall breach any term or provision of the Valens U.S. Purchase Agreement or any other Related Agreement (as defined in the Valens U.S. Purchase Agreement) in any material respect and such breach, if capable of cure, continues unremedied for a period of fifteen (15) days after the occurrence thereof, (iii) the Company or any of its Subsidiaries attempts to terminate, challenges the validity of, or its liability under, the Valens U.S. Purchase Agreement or any Related Agreement (as defined in the Valens U.S. Purchase Agreement), (iv) any proceeding shall be brought to challenge the validity, binding effect of the Valens U.S. Purchase Agreement or any Related Agreement (as defined in the Valens U.S. Purchase Agreement), or (v) the Valens U.S. Purchase Agreement or any Related Agreement (as defined in the Valens U.S. Purchase Agreement) ceases to be a valid, binding and enforceable obligation of the Company or any of its Subsidiaries (to the extent such persons or entities are a party thereto);

3.2 Default Interest. Following the occurrence and during the continuance of an Event of Default, the Company shall pay additional interest on this Note in an amount equal to five percent (5.0%) per annum, and all outstanding obligations under this Note, the Purchase Agreement and each other Related Agreement, including unpaid interest, shall continue to accrue interest at such additional interest rate from the date of such Event of Default until the date such Event of Default is cured or waived.

3.3 Default Payment. Following the occurrence and during the continuance of an Event of Default, the Holder, at its option, may demand repayment in full of all obligations and liabilities owing by Company to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement and/or may elect, in addition to all rights and remedies of the Holder under the Purchase Agreement and the other Related Agreements and all obligations and liabilities of the Company under the Purchase Agreement and the other Related Agreements, to require the Company to make a Default Payment (“Default Payment”). The Default Payment shall be 130% of the outstanding principal amount of the Note, plus accrued but unpaid interest, all other fees then remaining unpaid, and all other amounts payable hereunder. The Default Payment shall be applied first to any fees due and payable to the Holder pursuant to this Note, the Purchase Agreement, and/or the other Related Agreements, then to accrued and unpaid interest due on this Note and then to the outstanding principal balance of this Note. The Default Payment shall be due and payable immediately on the date that the Holder has exercised its rights pursuant to this Section 3.3.

ARTICLE IV

MISCELLANEOUS

4.1 Issuance of New Note. Upon any partial prepayment of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Company to the Holder for the principal balance of this Note and interest which shall not have been converted or paid. Subject to the provisions of Article III of this Note, the Company shall not pay any costs, fees or any other consideration to the Holder for the production and issuance of a new Note.

4.2 Cumulative Remedies. The remedies under this Note shall be cumulative.

4.3 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.4 Notices. Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address provided in the Purchase Agreement executed in connection herewith, and to the Holder at the address provided in the Purchase Agreement for the Holder or at such other address as the Company or the Holder may designate by ten days advance written notice to the other parties hereto.

4.5 Amendment Provision. The term “Note” and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument as such successor instrument may be amended or supplemented.

4.6 Assignability. This Note shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Purchase Agreement. The Company may not assign any of its obligations under this Note without the prior written consent of the Holder, any such purported assignment without such consent being null and void,

4.7 Cost of Collection. In case of any Event of Default under this Note, the Company shall pay the Holder’s reasonable costs of collection, including reasonable attorneys’ fees.

4.8 Governing Law, Jurisdiction and Waiver of Jury Trial.

(a) THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

(b) THE PARTIES HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY, ON THE ONE HAND, AND THE HOLDER, ON THE OTHER HAND, PERTAINING TO THIS NOTE OR ANY OF THE OTHER RELATED AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE OR ANY OF THE RELATED AGREEMENTS; PROVIDED, THAT THE PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS NOTE SHALL BE DEEMED OR OPERATE TO PRECLUDE THE HOLDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE HOLDER. THE COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE COMPANY HEREBY

WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NONCONVENIENS. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE ADDRESS SET FORTH IN THE PURCHASE AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE COMPANY’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

(c) THE COMPANY DESIRES THAT ITS DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE COMPANY HERETO WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE HOLDER AND THE COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS NOTE, ANY OTHER RELATED AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

4.9 Severability. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

4.10 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum rate permitted by such law, any payments in excess of such maximum rate shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

4.11 Security Interest. LV Administrative Services, Inc., as agent for the Holder, has been granted a security interest in all assets of the Company as more fully described in the Master Security Agreement dated as of the date hereof.

4.12 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

4.13 Registered Obligation. This Note is intended to be a registered obligation within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i) and the Company (or its agent) shall register this Note (and thereafter shall maintain such registration) as to both principal and any stated interest. Notwithstanding any document, instrument or agreement relating to this Note to the contrary, transfer of this Note (or the right to any payments of principal or stated interest thereunder) may only be effected by (i) surrender of this Note and either the reissuance by the Company of this Note to the new holder or the issuance by the Company of a new instrument to the new holder, or (ii) transfer through a book entry system maintained by the Company (or its agent), within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i)(B).

[Balance of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the Company has caused this Secured Promissory Note to be signed in its name effective as of the date first written above.

BIOVEST INTERNATIONAL, INC.

	By:	/s/ Steven Arikian
	Name:	Steven Arikian, M.D.
	Title:	Chairman & CEO

WITNESS:

Exhibit 10.6

SECURED PROMISSORY NOTE

Amount: $245,000.00	Date: October 30, 2007

FOR VALUE RECEIVED, BIOVEST INTERNATIONAL, INC., a Delaware corporation (the “Company”), promises to pay to VALENS U.S. SPV I, LLC c/o Valens Capital Management, LLC, 335 Madison Avenue, 10th Floor, New York, New York 10017, Fax: 212-581-5037 (the “Holder”) or its registered assigns or successors in interest, the sum of Two Hundred Forty-Five Thousand Dollars ($245,000), together with any accrued and unpaid interest hereon, on March 31, 2009 (the “Maturity Date”) if not sooner paid in full.

Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Note Purchase Agreement dated as of the date hereof by and between the Company and the Holder (as amended, modified and/or supplemented from time to time, the “Purchase Agreement”).

The following terms shall apply to this Secured Promissory Note (this “Note”):

ARTICLE I

CONTRACT RATE AND AMORTIZATION

1.1 Contract Rate. Subject to Sections 3.2 and 4.10, interest payable on the outstanding principal amount of this Note (the “Principal Amount”) shall accrue at a rate per annum equal to the “prime rate” published in The Wall Street Journal from time to time (the “Prime Rate”), plus two percent (2.0%) (collectively with the Prime Rate hereinafter, the “Contract Rate”). The Contract Rate shall be increased or decreased as the case may be for each increase or decrease in the Prime Rate in an amount equal to such increase or decrease in the Prime Rate; each change to be effective as of the day of the change in the Prime Rate, except, the Contract Rate shall not at any time be less than an aggregate amount equivalent to nine percent (9.0%). Interest shall be calculated on the basis of a 360 day year. Interest on the Principal Amount shall be payable monthly, in arrears, commencing on November 1, 2007, on the first business day of each consecutive calendar month thereafter through and including the Maturity Date, and on the Maturity Date, whether by acceleration or otherwise.

1.2 Contract Rate Payments. The Contract Rate shall be calculated on the last business day of each calendar month hereafter (other than for increases or decreases in the Prime Rate which shall be calculated and become effective in accordance with the terms of Section 1.1) until the Maturity Date.

1.3 Disbursement. On the date of issuance of this Note, the Holder shall make an initial loan disbursement to the Company in the amount of Two Hundred Forty Five Thousand Dollars ($245,000).

1.4 Principal Payments. Any outstanding Principal Amount together with any accrued and unpaid interest and any and all other unpaid amounts which are then owing by the Company to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement shall be due and payable on the Maturity Date.

ARTICLE II

PREPAYMENT

2.1 Optional Prepayment of Principal Amount. The Company may prepay outstanding Principal Amount, in whole or in part, (the “Optional Prepayment”) by paying to the Holder a sum of money equal to the Principal Amount to be prepaid together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note, the Purchase Agreement or any other Related Agreement (the “Prepayment Amount”) outstanding on the Prepayment Payment Date (as defined below). The Company shall deliver to the Holder a written notice of prepayment (the “Notice of Prepayment”) specifying the date for such Optional Prepayment (the “Prepayment Payment Date”), which date shall be no more than seven (7) business days after the date of the Notice of Prepayment (the “Prepayment Period”). On the Prepayment Payment Date, the Prepayment Amount must be paid in immediately available funds to the Holder. In the event the Company fails to pay the Prepayment Amount on the Prepayment Payment Date as set forth herein, then such Notice of Prepayment will be null and void.

ARTICLE III

EVENTS OF DEFAULT

3.1 Events of Default. The occurrence of any of the following events set forth in this Section 3.1 shall constitute an event of default (“Event of Default”) hereunder:

(a) Failure to Pay. The Company fails to pay when due any installment of principal, interest or other fees hereon in accordance herewith, or the Company fails to pay any of the other Obligations (under and as defined in the Master Security Agreement) when due, and, in any such case, such failure shall continue unremedied for a period of five (5) days following the date upon which any such payment was due.

(b) Breach of Covenant. The Company or any of its Subsidiaries breaches any covenant or any other term or condition of this Note in any material respect and such breach, if subject to cure, continues unremedied for a period of thirty (30) days after the occurrence thereof.

(c) Breach of Representations and Warranties. Any representation, warranty or statement made or furnished by the Company or any of its Subsidiaries in this Note, the Purchase Agreement or any other Related Agreement shall at any time be false or misleading in any material respect on the date as of which made or deemed made.

(d) Default Under Other Agreements. The occurrence of any default (or similar term) in the observance or performance of any other agreement or condition relating to any indebtedness for borrowed money or contingent obligation of the Company or any of its Subsidiaries, beyond the period of grace (if any), the effect of which default is to cause, or permit the holder or holders of such indebtedness or beneficiary or beneficiaries of such contingent obligation to cause, such indebtedness to become due prior to its stated maturity or such contingent obligation to become payable; provided that, an Event of Default shall not arise under this Section 3.1(d) to the extent that the amount of such indebtedness or contingent obligation under which a default has occurred, (x) is not in excess of $100,000 in any single instance and (y) when added to all other indebtedness or contingent obligations under which a default (or similar term) has occurred, is not in excess of $250,000 in the aggregate;

(e) Material Adverse Effect. Any change or the occurrence of any event which could reasonably be expected to have a Material Adverse Effect.

(f) Bankruptcy. The Company or any of its Subsidiaries shall (i) apply for, consent to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, without challenge within ten (10) days of the filing thereof, or failure to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

(g) Judgments. Attachments or levies in excess of $100,000 in the aggregate are made upon the Company or any of its Subsidiary’s assets or a judgment is rendered against the Company’s property involving a liability of more than $100,000 which shall not have been vacated, discharged, stayed or bonded within thirty (30) days from the entry thereof;

(h) Insolvency. The Company or any of its Subsidiaries shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

(i) Change of Control. A Change of Control (as defined below) shall occur with respect to the Company, unless Holder shall have expressly consented to such Change of Control in writing. A “Change of Control” shall mean any event or circumstance as a result of which (i) any “Person” or “group” (as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act, as in effect on the date hereof), other than the Holder, is or becomes the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of 40% or more on a fully diluted basis of the then outstanding voting equity interest in the Company, (ii) the Board of Directors of the Company shall cease to consist of a majority of the Company’s board of directors on the date hereof (or directors appointed by a majority of the board of directors in effect immediately prior to such appointment), (iii) the Company or any of its Subsidiaries merges or consolidates with, or sells all or substantially all of its assets to, any other person or entity or (iv) Dr. Francis O’Donnell shall cease to be a voting member of the Board of Directors of the Company; provided, however, that with respect to sub-section (ii) above, a reduction in the Board of Directors of the Company of designees of the Parent shall not constitute a Change of Control, and provided, further, that with respect to sub-sections (i) and (iii) above, a reduction in the Parent’s ownership in the Company as a result of any dilution of its equity interest in the Company or sale, distribution or other transfer of all or part of its equity interest in the Company shall not constitute a Change of Control.

(j) Indictment; Proceedings. The indictment or threatened indictment of the Company or any of its Subsidiaries or any executive officer of the Company or any of its Subsidiaries under any criminal statute, or commencement or threatened commencement of criminal or civil proceeding against the Company or any of its Subsidiaries or any executive officer of the Company or any of its Subsidiaries pursuant to which statute or proceeding penalties or remedies sought or available include forfeiture of any material portion of the property of the Company or any of its Subsidiaries, if any;

(k) The Purchase Agreement and Related Agreements. (i) An Event of Default shall occur under and as defined in the Purchase Agreement or any other Related Agreement, (ii) the Company or any of its Subsidiaries shall breach any term or provision of the Purchase Agreement or any other Related Agreement in any material respect and such breach, if capable of cure, continues unremedied for a period of fifteen (15) days after the occurrence thereof, (iii) the Company or any of its Subsidiaries attempts to terminate, challenges the validity of, or its liability under, the Purchase Agreement or any Related Agreement, (iv) any proceeding shall be brought to challenge the validity, binding effect of the Purchase Agreement or any Related Agreement or (v) the Purchase Agreement or any Related Agreement ceases to be a valid, binding and enforceable obligation of the Company or any of its Subsidiaries (to the extent such persons or entities are a party thereto);

(l) Stop Trade. An SEC stop trade order or Principal Market trading suspension of the Common Stock shall be in effect for five (5) consecutive days or five (5) days during a period of ten (10) consecutive days, excluding in all cases a suspension of all trading on a Principal Market, provided that the Company shall not have been able to cure such trading suspension within thirty (30) days of the notice thereof or list the Common Stock on another Principal Market within sixty (60) days of such notice; or

(m) Failure to Deliver Replacement Note. The Company shall be required to issue a replacement Note to the Holder pursuant to the terms of this Note and/or the Purchase Agreement and the Company shall fail to deliver such replacement Note within seven (7) business days.

(n) The Valens Offshore Purchase Agreement and Related Agreements. (i) An Event of Default shall occur under and as defined in the Note Purchase Agreement dated as of the date hereof by and between the Company and Valens Offshore SPV II, Corp. (as amended, modified and/or supplemented from time to time, the “Valens Offshore Purchase Agreement”) or any other Related Agreement (as defined in the Valens Offshore Purchase Agreement), (ii) the Company or any of its Subsidiaries shall breach any term or provision of the Valens Offshore Purchase Agreement or any other Related Agreement (as defined in the Valens Offshore Purchase Agreement) in any material respect and such breach, if capable of cure, continues unremedied for a period of fifteen (15) days after the occurrence thereof, (iii) the Company or any of its Subsidiaries attempts to terminate, challenges the validity of, or its liability under, the Valens Offshore Purchase Agreement or any Related Agreement (as defined in the Valens Offshore Purchase Agreement), (iv) any proceeding shall be brought to challenge the validity, binding effect of the Valens Offshore Purchase Agreement or any Related Agreement (as defined in the Valens Offshore Purchase Agreement), or (v) the Valens Offshore Purchase Agreement or any Related Agreement (as defined in the Valens Offshore Purchase Agreement) ceases to be a valid, binding and enforceable obligation of the Company or any of its Subsidiaries (to the extent such persons or entities are a party thereto);

3.2 Default Interest. Following the occurrence and during the continuance of an Event of Default, the Company shall pay additional interest on this Note in an amount equal to five percent (5.0%) per annum, and all outstanding obligations under this Note, the Purchase Agreement and each other Related Agreement, including unpaid interest, shall continue to accrue interest at such additional interest rate from the date of such Event of Default until the date such Event of Default is cured or waived.

3.3 Default Payment. Following the occurrence and during the continuance of an Event of Default, the Holder, at its option, may demand repayment in full of all obligations and liabilities owing by Company to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement and/or may elect, in addition to all rights and remedies of the Holder under the Purchase Agreement and the other Related Agreements and all obligations and liabilities of the Company under the Purchase Agreement and the other Related Agreements, to require the Company to make a Default Payment (“Default Payment”). The Default Payment shall be 130% of the outstanding principal amount of the Note, plus accrued but unpaid interest, all other fees then remaining unpaid, and all other amounts payable hereunder. The Default Payment shall be applied first to any fees due and payable to the Holder pursuant to this Note, the Purchase Agreement, and/or the other Related Agreements, then to accrued and unpaid interest due on this Note and then to the outstanding principal balance of this Note. The Default Payment shall be due and payable immediately on the date that the Holder has exercised its rights pursuant to this Section 3.3.

ARTICLE IV

MISCELLANEOUS

4.1 Issuance of New Note. Upon any partial prepayment of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Company to the Holder for the principal balance of this Note and interest which shall not have been converted or paid. Subject to the provisions of Article III of this Note, the Company shall not pay any costs, fees or any other consideration to the Holder for the production and issuance of a new Note.

4.2 Cumulative Remedies. The remedies under this Note shall be cumulative.

4.3 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.4 Notices. Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address provided in the Purchase Agreement executed in connection herewith, and to the Holder at the address provided in the Purchase Agreement for the Holder or at such other address as the Company or the Holder may designate by ten days advance written notice to the other parties hereto.

4.5 Amendment Provision. The term “Note” and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument as such successor instrument may be amended or supplemented.

4.6 Assignability. This Note shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Purchase Agreement. The Company may not assign any of its obligations under this Note without the prior written consent of the Holder, any such purported assignment without such consent being null and void,

4.7 Cost of Collection. In case of any Event of Default under this Note, the Company shall pay the Holder’s reasonable costs of collection, including reasonable attorneys’ fees.

4.8 Governing Law, Jurisdiction and Waiver of Jury Trial.

(a) THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

(b) THE PARTIES HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY, ON THE ONE HAND, AND THE HOLDER, ON THE OTHER HAND, PERTAINING TO THIS NOTE OR ANY OF THE OTHER RELATED AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE OR ANY OF THE RELATED AGREEMENTS; PROVIDED, THAT THE PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS NOTE SHALL BE DEEMED OR OPERATE TO PRECLUDE THE HOLDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE HOLDER. THE COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE COMPANY HEREBY

WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NONCONVENIENS. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE ADDRESS SET FORTH IN THE PURCHASE AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE COMPANY’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

(c) THE COMPANY DESIRES THAT ITS DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE COMPANY HERETO WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE HOLDER AND THE COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS NOTE, ANY OTHER RELATED AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

4.9 Severability. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

4.10 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum rate permitted by such law, any payments in excess of such maximum rate shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

4.11 Security Interest. LV Administrative Services, Inc., as agent for the Holder, has been granted a security interest in all assets of the Company as more fully described in the Master Security Agreement dated as of the date hereof.

4.12 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

4.13 Registered Obligation. This Note is intended to be a registered obligation within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i) and the Company (or its agent) shall register this Note (and thereafter shall maintain such registration) as to both principal and any stated interest. Notwithstanding any document, instrument or agreement relating to this Note to the contrary, transfer of this Note (or the right to any payments of principal or stated interest thereunder) may only be effected by (i) surrender of this Note and either the reissuance by the Company of this Note to the new holder or the issuance by the Company of a new instrument to the new holder, or (ii) transfer through a book entry system maintained by the Company (or its agent), within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i)(B).

[Balance of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the Company has caused this Secured Promissory Note to be signed in its name effective as of the date first written above.

BIOVEST INTERNATIONAL, INC.

	By:	/s/ Steven Arikian
	Name:	Steven Arikian, M.D.
	Title:	Chairman & CEO

WITNESS:

Exhibit 10.7

MASTER SECURITY AGREEMENT

To:	LV Administrative Services Corp., as Agent

c/o Valens Capital Management, LLC

335 Madison Avenue, 10th Floor

New York, NY 10017

Date: October 30, 2007

To Whom It May Concern:

1. To secure the payment of all Obligations (as hereafter defined), BIOVEST INTERNATIONAL, INC., a Delaware corporation (the “Company”), each of the other undersigned parties (other than the Agent (as defined below)) and each other entity that is required to enter into this Master Security Agreement (each an “Assignor” and, collectively, the “Assignors”) hereby assigns and grants to the Agent, for the ratable benefit of Agent, VALENS U.S. SPV I, LLC (“Valens U.S.”) and VALENS OFFSHORE SPV II, CORP. (“Valens Offshore” and together with Agent and Valens U.S., the “Creditor Parties”), a continuing security interest in all of the following property now owned or at any time hereafter acquired by such Assignor, or in which such Assignor now has or at any time in the future may acquire any right, title or interest (the “Collateral”): all cash, cash equivalents, accounts, accounts receivable, deposit, accounts, inventory, equipment, goods, fixtures, documents, instruments (including, without limitation, promissory notes), contract rights, commercial tort claims set forth on Schedule B attached hereto, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those current in effect among such Assignor’s affiliates), chattel paper, supporting obligations, investment property (including, without limitation, all partnership interests, limited liability company membership interests and all other equity interests owned by any Assignor), letter-of-credit rights, trademarks, trademark applications, tradestyles, patents, patent applications, copyrights, copyright applications and other intellectual property in which such Assignor now has or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefor. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings provided such terms in the Note Purchase Agreement dated as of the date hereof by and between Valens U.S. and the Company (as amended, restated, modified and/or supplemented from time to time, the “Valens U.S. Purchase Agreement”) and the Note Purchase Agreement dated as of the date hereof by and between Valens Offshore and the Company (as amended, restated, modified and/or supplemented from time to time, the “Valens Offshore Purchase Agreement” and together with the Valens U.S. Purchase Agreement, each a “Purchase Agreement” and collectively the “Purchase Agreements”). All items of Collateral which are defined in the UCC shall have the meanings set forth in the UCC. For purposes hereof, the term “UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the

Agent’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions; provided further, that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

2. The term “Obligations” as used herein shall mean and include all debts, liabilities and obligations owing by each Assignor to any Creditor Party arising under, out of, or in connection with: each Purchase Agreement and the Related Agreements (as therein defined) (each Purchase Agreement and the Related Agreements, as each may be amended, modified, restated or supplemented from time to time, collectively, the “Documents”), and in connection with any documents, instruments or agreements relating to or executed in connection with the Documents (including, without limitation, royalty agreements) or any documents, instruments or agreements referred to therein or otherwise, and in connection with any other indebtedness, obligations or liabilities of each such Assignor to any Creditor Party, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise, including, without limitation, obligations and liabilities of each Assignor for post-petition interest, fees, costs and charges that accrue after the commencement of any case by or against such Assignor under any bankruptcy, insolvency, reorganization or like proceeding (collectively, the “Debtor Relief Laws”) in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Assignor under any Debtor Relief Law.

3. Each Assignor hereby jointly and severally represents, warrants and covenants to Agent, for the benefit of the Creditor Parties, that:

(a)	it is a corporation, partnership or limited liability company, as the case may be, validly existing, in good standing and formed under the respective laws of its jurisdiction of formation set forth on Schedule A, and each Assignor will provide the Agent thirty (30) days’ prior written notice of any change in any of its respective jurisdiction of formation;

(b)	its legal name is as set forth in its Certificate of Incorporation or other organizational document (as applicable) as amended through the date hereof and as set forth on Schedule A attached hereto, and it will provide the Agent thirty (30) days’ prior written notice of any change in its legal name;

(c)	its organizational identification number (if applicable) is as set forth on Schedule A hereto, and it will provide the Agent thirty (30) days’ prior written notice of any change in its organizational identification number;

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(d)	it is the lawful owner of its Collateral and it has the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities;

(e)	it will keep its Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature (“Encumbrances”), except (i) Encumbrances securing the Obligations and (ii) Encumbrances securing indebtedness of each such Assignor not to exceed $50,000 in the aggregate for all such Assignors so long as all such Encumbrances are removed or otherwise released to the Agent’s satisfaction within ten (10) days of the creation thereof;

(f)	it will, at its and the other Assignors’ joint and several cost and expense, keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in its or such other Assignors’ business;

(g)	it will not, without the Agent’s prior written consent, sell, exchange, lease or otherwise dispose of any Collateral, whether by sale, lease or otherwise, except for the sale of inventory in the ordinary course of business and for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for its ongoing needs, having an aggregate fair market value of not more than $25,000 and only to the extent that:

(i)	the proceeds of each such disposition are used to acquire replacement Collateral which is subject to the Agent’s first priority perfected security interest, or are used to repay the Obligations or to pay general corporate expenses; or

(ii)	following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to the Agent to be held as cash collateral for the Obligations;

(h)	(i) it will insure or cause the Collateral to be insured in the Agent’s name (as an additional insured and lender loss payee) against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as the Agent shall specify in amounts and under policies by insurers acceptable to the Agent and all premiums thereon shall be paid by such Assignor and the policies delivered to the Agent. If any such Assignor fails to do so, the Agent may procure such insurance and the cost thereof shall be promptly reimbursed by the Assignors, jointly and severally, and shall constitute Obligations;

(ii)	it will expressly agree that if additional loss payees and/or lender loss payees, other than the Agent, are named to the Collateral, the Agent will always be assigned to first lien position until all Obligations have been satisfied;

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(i)	it will at all reasonable times allow the Creditor Parties or their respective representatives free access to and the right of inspection of the Collateral;

(j)	such Assignor (jointly and severally with each other Assignor) hereby indemnifies and saves the Agent and each other Creditor Party harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys’ fees, that the Agent and each other Creditor Party may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Master Security Agreement or in the prosecution or defense of any action or proceeding either against the Agent, any other Creditor Party or any Assignor concerning any matter growing out of or in connection with this Master Security Agreement, and/or any of the Obligations and/or any of the Collateral except to the extent caused by the Agent’s or any Creditor Party’s own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision); and

[(k)	all commercial tort claims (as defined in the Uniform Commercial Code as in effect in the State of New York) held by any Assignor are set forth on Schedule B to this Master Security Agreement; each Assignor hereby agrees that it shall promptly, and in any event within five (5) Business Days after the same is acquired by it, notify the Agent of any commercial tort claim acquired by it and unless otherwise consented to in writing by the Agent, it shall enter into a supplement to this Master Security Agreement granting to the Agent a security interest for the ratable benefit of the Creditor Parties in such commercial tort claim, securing the Obligations.

4. The occurrence of any of the following events or conditions shall constitute an “Event of Default” under this Master Security Agreement:

(a)	any covenant or any other term or condition of this Master Security Agreement is breached in any material respect and such breach, to the extent subject to cure, shall continue without remedy for a period of fifteen (15) days after the occurrence thereof;

(b)	any representation or warranty, or statement made or furnished to the Agent or any other Creditor Party under this Master Security Agreement by any Assignor or on any Assignor’s behalf should prove to any time be false or misleading in any material respect on the date as of which made or deemed made;

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(c)	the loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon except to the extent:

(i)	such loss is covered by insurance proceeds which are used to replace the item or repay the Agent; or

(ii)	said levy, seizure or attachment does not secure indebtedness in excess of $100,000 in the aggregate for all Assignors and such levy, seizure or attachment has been removed or otherwise released within ten (10) days of the creation or the assertion thereof;

(d)	an Event of Default shall have occurred under and as defined in any Document.

5. Upon the occurrence of any Event of Default and at any time thereafter, the Agent may declare all Obligations immediately due and payable and the Agent shall have the remedies of a secured party provided in the UCC as in effect in the State of New York, this Agreement and other applicable law. Upon the occurrence of any Event of Default and at any time thereafter, the Agent will have the right to take possession of the Collateral and to maintain such possession on any Assignor’s premises or to remove the Collateral or any part thereof to such other premises as the Agent may desire. Upon the Agent’s request, each Assignor shall assemble or cause the Collateral to be assembled and make it available to the Agent at a place designated by the Agent. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to the applicable Assignor either at such Assignor’s address shown herein or at any address appearing on the Agent’s records for such Assignor. Any proceeds of any disposition of any of the Collateral shall be applied by the Agent to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys’ fees and other legal expenses and disbursements and the reasonable expenses of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by the Agent toward the payment of the Obligations in such order of application as the Agent may elect, and each Assignor shall be liable for any deficiency. For the avoidance of doubt, following the occurrence and during the continuance of an Event of Default, the Agent shall have the immediate right to withdraw any and all monies contained in any deposit account in the name of any Assignor and controlled by the Agent and apply same to the repayment of the Obligations (in such order of application as the Agent may elect). The parties hereto each hereby agree that the exercise by any party hereto of any right granted to it or the exercise by any party hereto of any remedy available to it (including, without limitation, the issuance of a notice of redemption, a borrowing request and/or a notice of default), in each case, hereunder, under any Purchase Agreement or under any other Related Agreement shall not constitute confidential information and no party shall have any duty to the other party to maintain such information as confidential.

6. If any Assignor defaults in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on such Assignor’s part to be performed or fulfilled under or pursuant to this Master Security Agreement, the Agent may, at its option without waiving its right to enforce this Master Security Agreement according to its

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terms, immediately or at any time thereafter and without notice to any Assignor, perform or fulfill the same or cause the performance or fulfillment of the same for each Assignor’s joint and several account and at each Assignor’s joint and several cost and expense, and the cost and expense thereof (including reasonable attorneys’ fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law, or, at the Agent’s option, debited by the Agent from any other deposit accounts in the name of any Assignor and controlled by the Agent.

7. Each Assignor hereby appoints the Agent, or any other Person whom the Agent may designate as such Assignor’s attorney, with power to: (a)(i) execute any security related documentation on such Assignor’s behalf and to supply any omitted information and correct patent errors in any documents executed by such Assignor or on such Assignor’s behalf; (ii) to file financing statements against such Assignor covering the Collateral (and, in connection with the filing of any such financing statements, describe the Collateral as “all assets and all personal property, whether now owned and/or hereafter acquired” (or any substantially similar variation thereof)); (iii) sign such Assignor’s name on any invoice or bill of lading relating to any accounts receivable, drafts against account debtors, schedules and assignments of accounts receivable, notices of assignment, financing statements and other public records, verifications of accounts receivable and notices to or from account debtors; and (iv) to do all other things the Agent deems necessary to carry out the terms of Section 1 of this Master Security Agreement and (b) upon the occurrence and during the continuance of an Event of Default; (v) endorse such Assignor’s name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Agent’s possession; (vi) sign such Assignor’s name on any invoice or bill of lading relating to any accounts receivable, drafts against account debtors, schedules and assignments of accounts receivable, notices of assignment, financing statements and other public records, verifications of accounts receivable and notices to or from account debtors; (vii) verify the validity, amount or any other matter relating to any accounts receivable by mail, telephone, telegraph or otherwise with account debtors; (viii) do all other things necessary to carry out this Agreement, any other Related Agreement and all other related documents; and (ix) notify the post office authorities to change the address for delivery of such Assignor’s mail to an address designated by the Agent, and to receive, open and dispose of all mail addressed to such Assignor. Each Assignor hereby ratifies and approves all acts of the attorney and neither the Agent nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

8. No delay or failure on the Agent’s part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by the Agent and then only to the extent therein set forth, and no waiver by the Agent of any default shall operate as a waiver of any other default or of the same default on a future occasion. The Creditor Parties’ books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon each Assignor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. The Agent shall have the right to enforce any one or more of the remedies available to the Agent, successively, alternately or concurrently. Each Assignor agrees to join with the Agent in executing such documents or

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other instruments to the extent required by the UCC in form satisfactory to the Agent and in executing such other documents or instruments as may be required or deemed necessary by the Agent for purposes of affecting or continuing the Agent’s security interest in the Collateral.

9. The Assignors shall jointly and severally pay all of the Agent’s and each other Creditor Party’s out-of-pocket costs and expenses, including reasonable fees and disbursements of in-house or outside counsel and appraisers, in connection with the preparation, execution and delivery of the Documents, and in connection with the prosecution or defense of any action, contest, dispute, suit or proceeding concerning any matter in any way arising out of, related to or connected with any Document. The Assignors shall also jointly and severally pay all of the Agent’s and each other Creditor Party’s reasonable fees, charges, out-of-pocket costs and expenses, including fees and disbursements of counsel and appraisers, in connection with (a) the preparation, execution and delivery of any waiver, any amendment thereto or consent proposed or executed in connection with the transactions contemplated by the Documents, (b) the Agent’s obtaining performance of the Obligations under the Documents, including, but not limited to the enforcement or defense of the Agent’s security interests, assignments of rights and liens hereunder as valid perfected security interests, (c) any attempt to inspect, verify, protect, collect, sell, liquidate or otherwise dispose of any Collateral, (d) any appraisals or re appraisals of any property (real or personal) pledged to the Agent by any Assignor as Collateral for, or any other Person as security for, the Obligations hereunder and (e) any consultations in connection with any of the foregoing. The Assignors shall also jointly and severally pay the Agent’s and each other Creditor Party’s customary bank charges for all bank services (including wire transfers) performed or caused to be performed by the Agent or any other Creditor Party for any Assignor at any Assignor’s request or in connection with any Assignor’s loan account (if any) with the Agent or any other Creditor Party. All such costs and expenses together with all filing, recording and search fees, taxes and interest payable by the Assignors to the Agent shall be payable on demand and shall be secured by the Collateral. If any tax by any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (each, a “Governmental Authority”) is or may be imposed on or as a result of any transaction between any Assignor, on the one hand, and the Agent and/or any other Creditor Party on the other hand, which the Agent and/or any other Creditor Party is or may be required to withhold or pay, the Assignors hereby jointly and severally indemnify and hold the Agent and each other Creditor Party harmless in respect of such taxes, and the Assignors will repay to the Agent or such other Creditor Party the amount of any such taxes which shall be charged to the Assignors’ account; and until the Assignors shall furnish the Agent and such other Creditor Party with indemnity therefor (or supply the Agent and such other Creditor Party with evidence satisfactory to it that due provision for the payment thereof has been made), the Creditor Parties may hold without interest any balance standing to each Assignor’s credit (if any) and the Agent shall retain its liens in any and all Collateral.

10. THIS MASTER SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. All of the rights, remedies, options, privileges and elections given to the Agent hereunder shall inure to the benefit of the Agent’s successors and assigns. The term “Agent” as herein used shall include the

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Agent, any parent of the Agent’s, any of the Agent’s subsidiaries and any co-subsidiaries of the Agent’s parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of each of the foregoing, and shall bind the representatives, successors and assigns of each Assignor.

11. Each Assignor hereby consents and agrees that the state and federal courts located in the County of New York, State of New York shall have exclusive jurisdiction to hear and determine any claims or disputes between Assignor, on the one hand, and the Agent and/or any other Creditor Party, on the other hand, pertaining to this Master Security Agreement or to any matter arising out of or related to this Master Security Agreement, provided, that the Agent, each other Creditor Party and each Assignor acknowledges that any appeals from those courts may have to be heard by a court located outside of the County of New York, State of New York, and further provided, that nothing in this Master Security Agreement shall be deemed or operate to preclude the Agent from bringing suit or taking other legal action in any other jurisdiction to collect, the Obligations, to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of the Agent. Each Assignor expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and each Assignor hereby waives any objection which it may have based upon lack of personal jurisdiction, improper venue or forum non conveniens. Each Assignor hereby waives personal service of the summons, complaint and other process issues in any such action or suit and agrees that service of such summons, complaint and other process may be made by registered or certified mail addressed to such assignor at the address set forth on the signature lines hereto and that service so made shall be deemed completed upon the earlier of such Assignor’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

The parties desire that their disputes be resolved by a judge applying such applicable laws. Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, the parties hereto waive all rights to trial by jury in any action, suite, or proceeding brought to resolve any dispute, whether arising in contract, tort, or otherwise between the Agent and/or any other Creditor Party, and/or any Assignor arising out of, connected with, related or incidental to the relationship established between them in connection with this Master Security Agreement or the transactions related hereto.

12. This Master Security Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

13. It is understood and agreed that any person or entity that desires to become an Assignor hereunder, or is required to execute a counterpart of this Master Security Agreement after the date hereof pursuant to the requirements of any Document, shall become an Assignor hereunder by (x) executing a Joinder Agreement in form and substance satisfactory to the Agent, (y) delivering supplements to such exhibits and annexes to such Documents as the Agent shall reasonably request and (z) taking all actions as specified in this Master Security Agreement as would have been taken by such Assignor had it been an original party to this Master Security Agreement, in each case with all documents required above to be delivered to the Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Agent.

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14. All notices from the Agent to any Assignor shall be sufficiently given if mailed or delivered to such Assignor’s address set forth below.

Very truly yours,

BIOVEST INTERNATIONAL, INC.

By:	/s/ Steven Arikian
Name:	Steven Arikian, M.D.
Title:	Chairman & CEO

Address:

Attention:
Facsimile No.:
Address:

AGREED AND ACKNOWLEDGED:

LV ADMINISTRATIVE SERVICES, INC., as Agent

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

SCHEDULE A

Entity	Jurisdiction of Formation	Organizational Identification Number
Biovest International, Inc.	Delaware	N/A

SCHEDULE B

COMMERCIAL TORT CLAIMS

None.

Exhibit 10.8

AMENDMENT

THIS AMENDMENT (this “Amendment”) is entered into as of October 31, 2007, for effectiveness as of April 1, 2007 by and among Biovest International, Inc., a Delaware corporation (the “Company”), each of the other undersigned parties hereto other than the Holders (as defined below) (collectively, the “Subsidiaries and Affiliate” and together with the Company, the “Credit Parties” and each, a “Credit Party”), Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”), Valens Offshore SPV I, Ltd., a Cayman Islands company (“VOFSPVI”) and Valens Onshore SPV I, LLC., a Delaware limited liability company (“VUSSPVI” and, together with Laurus and VOFSPVI, the “Holders” and each a “Holder”).

BACKGROUND

WHEREAS, the Company has sold to Laurus a Secured Promissory Note in the aggregate principal amount of Seven Million Seven Hundred Ninety-Nine Thousand and 00/100 Dollars ($7,799,000.00) (as amended, modified or supplemented from time to time, the “March 2006 Note”) pursuant to the terms of the Note and Warrant Purchase Agreement, dated as of March 31, 2006 by and between the Company and Laurus (as amended, modified or supplemented from time to time, the “Purchase Agreement”) and the Related Agreements referred to therein;

WHEREAS, reference is made to the (a) the Subsidiary Guaranty dated as of March 31, 2006 made by Biovax, AutovaxID, Inc, a Florida corporation (“AutovaxID”), BioLender, LLC, a Delaware limited liability company (“Biolender”) and BioLenderII, LLC, a Delaware limited liability company (“BiolenderII”) in favor of Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”) (as amended, modified or supplemented from time to time, the “Subsidiary Guaranty”), (b) Master Security Agreement dated as of March 31, 2006 made by the Company, Biovax, AutovaxID, Biolender and BiolenderII in favor of Laurus (as amended, modified or supplemented from time to time, the “Master Security Agreement”), (c) Stock Pledge Agreement dated as of March 31, 2006 and made by the Company, Biovax, AutovaxID, Biolender and BiolenderII in favor of Laurus (as amended, modified or supplemented from time to time, the “Stock Pledge Agreement”), (d) the Guaranty dated as of March 31, 2006 made by Accentia Biopharmaceuticals, Inc., a Florida corporation (“Accentia”) in favor of Laurus (as amended, modified or supplemented from time to time, the “Accentia Guaranty”), (e) the Stock Pledge Agreement dated as March 31, 2006 and made by Accentia in favor of Laurus (as amended, modified or supplemented from time to time, the “Accentia Stock Pledge Agreement”) and (f) the Intellectual Property Security Agreement dated as of March 31, 2006 and made by the Company in favor of Laurus (as amended, modified or supplemented from time to time, the “IP Security Agreement”) (the Subsidiary Guaranty, the Master Security Agreement, the Stock Pledge Agreement, the Accentia Guaranty, the Accentia Stock Pledge Agreement, the IP Security Agreement, collectively, the “Existing Security and Guaranty Agreements”).

WHEREAS, Laurus has since March 31, 2006 subsequently assigned its rights to portions of the March 2006 Note to each of VOFSPVI and VUSSPVI;

WHEREAS, the Company and each relevant Holder has agreed to make certain changes to the March 2006 Note as set forth herein.

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment to March 2006 Note.

(a) Each Holder and the Company hereby agree that the Company shall not be required to pay the interest portion of any Monthly Amount (as defined in the March 2006 Note) due on the first business day of each of the following months: April 2007, May 2007, June 2007, July 2007, August 2007, September 2007, October 2007, November 2007 and December 2007 on such dates (collectively the “Postponed Interest”); provided that, the Postponed Interest shall be paid in full on the earlier to occur of (i) the Maturity Date (as defined in the March 2006 Note) and (ii) the date of a financing transaction secured by, or the sale of any assets relating to the Company’s or any of its Subsidiaries’ operations in Minnesota, other than in the ordinary course, together, in each case, with all other amounts due and payable on such date under the Purchase Agreement and the Related Agreements referred to in the Purchase Agreement.

(b) Each Holder and the Company hereby agree that the Company shall not be required to pay the principal portion of any Monthly Amount (as defined in the March 2006 Note) due on the first business day of each of the following months: August 2007, September 2007, October 2007, November 2007 and December 2007 on such dates (collectively the “Postponed Principal”); provided that, the Postponed Principal shall be paid in full on the earlier to occur of (i) the Maturity Date (as defined in the March 2006 Note) and (ii) the date of a financing transaction secured by, or the sale of any assets relating to the Company’s or any of its Subsidiaries’ operations in Minnesota, other than in the ordinary course, together, in each case, with all other amounts due and payable on such date under the Purchase Agreement and the Related Agreements referred to in the Purchase Agreement.

(c) Monthly Amount (as defined in the March 2006 Note) payments shall resume without giving effect to this Section 1 pursuant to the terms of the March 2006 Note on January 2, 2008.

(d) In consideration of each Holder’s agreement to amend the March 2006 Note and defer the payment of certain interest and principal amounts due and owing under the March 2006 Note in accordance with the terms hereof, the Company hereby agrees to pay to each Holder, or its assigns, on the Maturity Date (as defined in the March 2006 Note) the following amounts: (i) to Laurus, $1,754,226.12 (the “Laurus Payment”), (ii) to VOFSPVI, $47,034.42 (the “Valens Offshore Payment”) and (iii) to VUSSPVI, $14,550.29 (the “Valens Onshore Payment”).

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(e) With respect to the Laurus Payment, Laurus and the Credit Parties hereto agree that the fair market value of the Laurus Payment (as reasonably determined by Laurus and the Credit Parties) received in consideration of the amendments to the March 2006 Note made by Laurus hereunder is hereby designated as interest and, accordingly, shall be treated as a reduction of the remaining stated principal amount (which reduced principal amount shall be treated as the issue price) of the March 2006 Note for U.S. federal income tax purposes under and pursuant to Treasury Regulation Sections 1.1001-3(e)(2)(iii), 1.1273-2(g)(2)(ii) and 1.1274-2(b)(1). The parties further agree to file all applicable tax returns in accordance with such characterization and shall not take a position on any tax return or in any judicial or administrative proceeding that is inconsistent with such characterization. Notwithstanding the foregoing, nothing contained in this paragraph shall or shall be deemed to modify or impair in any manner whatsoever the obligations from time to time owing by the Company and/or its Subsidiaries to Laurus or its assigns under the Purchase Agreement, the March 2006 Note and the other Related Agreements referred to in the Purchase Agreement.

2. Reaffirmation of Security Documents. To induce the Holders to agree to the amendments evidenced by in this Amendment, each of the Company, Biovax, AutovaxID, Biolender, BiolenderII and Accentia hereby:

(a) represents and warrants to Laurus that it has reviewed and approved the terms and provisions of each of this Amendment, this Amendment and the other documents, instruments and agreements entered into in connection therewith (if any) (collectively, the “New Laurus Agreements”);

(b) acknowledges, ratifies and confirms that all indebtedness incurred by, and all other obligations and liabilities of, each of the Company, AutovaxID, Biolender, BiolenderII and Accentia under each of the New Laurus Agreements are (i) “Obligations” under, and as defined in the Subsidiary Guaranty, (ii) “Obligations” under, and as defined in, the Master Security Agreement, (iii) “Obligations” under, and as defined in, the Stock Pledge Agreement, (iv) “Obligations” under, and as defined in the Accentia Guaranty, and (v) “Obligations” under, and as defined in, the Accentia Stock Pledge Agreement;

(c) acknowledges, ratifies and confirms that each of the New Laurus Agreements are (i) “Documents” under, and as defined in, each of the Subsidiary Guaranty, the Master Security Agreement, the Stock Pledge Agreement and the Accentia Stock Pledge Agreement and (ii) “Related Agreements” under, and as defined in, the Accentia Guaranty;

(d) acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Existing Security and Guaranty Agreements are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of each of the New Laurus Agreements;

(e) represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned’s obligations under any Existing Security and Guaranty Agreement; and

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(f) acknowledges, ratifies and confirms the grant by each of the Company, Biovax, AutovaxID, Biolender, BiolenderII and Accentia to Laurus of a security interest in the assets of (including the equity interests owned by) each of the Company, Biovax, AutovaxID, Biolender, BiolenderII and Accentia, respectively, as more specifically set forth in the Existing Security and Guaranty Agreements.

(g) releases, remises, acquits and forever discharges each Holder and each Holder’s employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Amendment, the Purchase Agreement, the Related Agreements referred to therein and any other document, instrument or agreement made by any of the undersigned in favor of any Holder.

3. Conditions of Effectiveness. This Amendment shall become effective as of April 1, 2007 upon satisfaction of the following conditions precedent: Laurus shall have received one copy of this Amendment duly executed by the Credit Parties.

4. Representations and Warranties. Each Credit Party hereby represents and warrants as follows:

(a) This Amendment and the Purchase Agreement and the Related Agreements referred to therein, as amended hereby, constitute legal, valid and binding obligations of each Credit Party and are enforceable against each Credit Party in accordance with their respective terms.

(b) Upon the effectiveness of this Amendment, each Credit Party hereby reaffirms all covenants, representations and warranties made in the Purchase Agreement and the Related Agreements to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

(c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

(d) No Credit Party has any defense, counterclaim or offset with respect to the Purchase Agreement or any Related Agreement.

5. Effect on the Loan Agreement.

(a) Upon the effectiveness of Sections 3 and 4 hereof, each reference in the Purchase Agreement and/or any Related Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Purchase Agreement and/or such Related Agreement as amended hereby.

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(b) Except as specifically amended herein, the Purchase Agreement, the Related Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Laurus, nor constitute a waiver of any provision of the Purchase Agreement or any Related Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

* * * The remainder of this page left intentionally blank – signature pages follow * * *

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

BIOVEST INTERNATIONAL, INC.

By:	/s/ Steven Arikian,
Name:	Steven Arikian, M.D.
Title:	Chairman & CEO

BIOVAX, INC.

By:	/s/ Steven Arikian,
Name:	Steven Arikian, M.D.
Title:	Chairman & CEO

AUTOVAXID, INC.

By:	/s/ Steven Arikian,
Name:	Steven Arikian, M.D.
Title:	Chairman & CEO

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Francis E. O’Donnell, Jr.
Name:	Francis E. O’Donnell, Jr., M.D.
Title:	Chairman & CEO

BIOLENDER, LLC
By Biovest international, Inc., its managing member

By:	/s/ Steven Arikian,
Name:	Steven Arikian, M.D.
Title:	Chairman & CEO

BIOLENDERII, LLC
By Biovest international, Inc., its managing member

By:	/s/ Steven Arikian,
Name:	Steven Arikian, M.D.
Title:	Chairman & CEO

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LAURUS MASTER FUND, LTD.
By: Laurus Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Senior Managing Director

VALENS OFFSHORE SPV I, LTD.
By: Valens Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

VALENS ONSHORE SPV I, LLC
By: Valens Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

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